                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Metris Companies Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                        [LOGO OF METRIS COMPANIES INC.]

                             600 South Highway 169
                                  Suite 1800
                        St. Louis Park, Minnesota 55426
                                March 30, 1999



Dear Shareholder:

     I am pleased to invite you to attend the Company's 1999 Annual Meeting of Shareholders to be held at the Hyatt Regency Minneapolis, 1300 Nicollet Mall, Minneapolis, Minnesota on Tuesday, May 11, 1999, at 10:00 a.m. Central Standard Time.

     On the page following this letter you will find the Notice of Meeting, which lists the matters to be considered at the meeting. Following the Notice is the Proxy Statement, which describes these matters and provides other information concerning management of the Company. Also enclosed is your proxy card, which allows you to vote on the matters, and the Company's Annual Report.

     This year is the Company's first annual meeting after the Company ceased to
be a subsidiary of Fingerhut Companies, Inc.   Your vote and participation this
year is important and has greater impact than in any previous year. Please complete and mail in your proxy card promptly, even if you plan to attend the meeting. You can attend the meeting and vote in person, even if you have sent in a proxy card.

     The Board of Directors recommends that shareholders vote FOR each of the nominees and FOR each of the proposals.

     The rest of the Board and I look forward to seeing you at the meeting.


                                           Sincerely,

                                           /s/ Ronald N. Zebeck

                                           Ronald N. Zebeck
                                           President and Chief Executive Officer

                              METRIS COMPANIES INC.
                              600 South Highway 169
                                   Suite 1800
                         St. Louis Park, Minnesota 55426

--------------------------------------------------------------------------------
                            NOTICE OF ANNUAL MEETING
                       BY ORDER OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

TIME...............  10:00 a.m. on Tuesday, May 11, 1999

PLACE..............  Hyatt Regency Minneapolis
                     1300 Nicollet Mall
                     Minneapolis, Minnesota


ITEMS OF BUSINESS..  1)  To elect two directors for three-year terms.

                     2) To approve an increase in the number of shares reserved for issuance under the Metris Companies Inc. Non-Employee Director Stock Option Plan.

                     3) To approve the Metris Companies Inc. Employee Stock Purchase Plan.

                     4) To approve the Metris Companies Inc. Management Stock Purchase Plan.

                     5) To approve an Amended and Restated Annual Incentive Plan for Designated Corporate Officers.

                     6) To approve an Amended and Restated Long-Term Incentive and Stock Option Plan.

                     7) To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

RECORD DATE........  You can vote if you were a shareholder of record on
                     March 19, 1999.

PROXY VOTING.......  It is important that your shares be represented and voted at the Meeting. Please vote in one of two ways:

                     (1)  Attend the Meeting and cast your ballot; or

                     (2) MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage paid envelope.


                                            /s/ Z. Jill Barclift

March 30, 1999                              Z. Jill Barclift
                                            Secretary

                PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY
                            IN THE ENCLOSED ENVELOPE

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------


ATTENDANCE AND VOTING MATTERS...................................................   1

EVENTS RELEVANT TO UNDERSTANDING THIS PROXY STATEMENT...........................   4

CORPORATE GOVERNANCE............................................................   6

COMPANY STOCK OWNED BY OFFICERS AND DIRECTORS...................................  10

PERSONS OWNING MORE THAN FIVE PERCENT OF COMPANY COMMON STOCK...................  12

COMPENSATION TABLES AND COMPENSATION MATTERS....................................  13

PERFORMANCE GRAPH...............................................................  20

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.........................  20

PROPOSAL ONE:  ELECTION OF DIRECTORS............................................  23

PROPOSAL TWO:  APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES RESERVED
FOR ISSUANCE UNDER THE METRIS COMPANIES INC. NON-EMPLOYEE DIRECTOR STOCK
OPTION PLAN.....................................................................  25

PROPOSAL THREE: APPROVAL OF THE METRIS COMPANIES INC. EMPLOYEE STOCK PURCHASE
PLAN............................................................................  28

PROPOSAL FOUR: APPROVAL OF THE METRIS COMPANIES INC. MANAGEMENT STOCK PURCHASE
PLAN............................................................................  32

PROPOSAL FIVE: APPROVAL OF AN AMENDED AND RESTATED ANNUAL INCENTIVE PLAN FOR
DESIGNATED CORPORATE OFFICERS...................................................  35

PROPOSAL SIX: APPROVAL OF THE METRIS COMPANIES INC. AMENDED AND RESTATED
LONG-TERM INCENTIVE AND STOCK OPTION PLAN.......................................  39

CHART OF COMPANY PLANS..........................................................  45

SELECTION OF INDEPENDENT AUDITORS...............................................  45

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.........................  45

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATIONS OF DIRECTORS AND OTHER BUSINESS OF
SHAREHOLDERS....................................................................  46

                     METRIS COMPANIES INC. PROXY STATEMENT

--------------------------------------------------------------------------------
                         Attendance and Voting Matters
--------------------------------------------------------------------------------

Why Did You Send Me This Proxy Statement?

     We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the "Board") of Metris Companies Inc. ("we," "us," or our "Company") is soliciting your proxy to vote at the 1999 Annual Meeting of Shareholders (this "Annual Meeting"). This Proxy Statement summarizes information concerning the nominees and proposals and provides you information concerning the performance of the Company and the compensation of its officers and directors. This information will assist you to make an informed vote at the Annual Meeting.

     We began sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on March 30, 1999.

Who is Entitled to Vote?

     Shareholders of record of the Company's common stock, par value $.01 (the "Common Stock") at the close of business on March 19, 1999 (the "record date") are entitled to vote at the Annual Meeting. A holder of Common Stock will be entitled to one vote for each of the nominees to the Board for a three-year term and one vote for each of the proposals for each share of Common Stock held on the record date. There is no cumulative voting.

     On the record date, a total of 19,261,195 shares of Common Stock were outstanding.

     A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting at the Company's corporate headquarters during normal business hours.

How Do I Vote?

     Unless you hold your shares in the Metris Retirement Plan 401(k), you can vote on matters to come before the meeting in one of two ways:

     o    You can come to the Annual Meeting and cast your vote there; or

     o You can vote by marking, signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

     If you vote by proxy, you may choose to vote for all of the nominees for directors and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for director and FOR each of the proposals.

     The Board of Directors has selected Ronald N. Zebeck and Z. Jill Barclift, the persons named on the proxy card accompanying this Proxy Statement, to serve as proxies for the Annual Meeting. Each of Ronald N. Zebeck and Z. Jill Barclift is an officer of the Company.

     If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTORS OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

How Do Employees in the Metris Retirement Plan 401(k) Vote?

     If you hold shares of Common Stock in the Metris Retirement Plan 401(k), an employee benefit plan of the Company, please return your proxy in the envelope provided by May 4, 1999. Norwest Bank Minnesota, N. A., the tabulator, will calculate the votes returned by all holders in the Metris Retirement Plan 401(k) and notify the Trustee of the Metris Retirement Plan 401(k). First Trust National Association, the Trustee for the Metris Retirement Plan 401(k), will act in accordance with your instructions for voting your shares of Common Stock held in your 401(k) account. If your voting instructions for your 401(k) account are not received by May 4, 1999, the Trustee will vote your shares in its absolute discretion. Holders of shares in the Metris Retirement Plan 401(k) will not be permitted to vote in person at the Annual Meeting.

Will My Vote Be Disclosed?

     The Company has a policy that all proxies, ballots and votes tabulated at a meeting of the shareholders are confidential. Individual votes will not be revealed to any Company employee or anyone else, other than the non-employee tabulator of the votes or an independent election inspector, except as necessary to meet applicable legal requirements, including challenges to the election or in any lawsuit in which such vote becomes an issue. Representatives of Norwest Bank Minnesota, N.A. will tabulate votes and act as Inspectors of Election at the Annual Meeting.

     This policy of the Company is not a right of shareholders, and the Company reserves the right to change this policy as to future elections at any time. However, you will be entitled to confidentiality, subject to the exceptions stated above, for your votes in this election.

May I Revoke My Proxy?

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

     o    You may send in another proxy with a later date;

     o You may notify the Company's Secretary in writing at 600 South Highway 169, Suite 1800, St. Louis Park, Minnesota 55426; or

     o    You may vote in person at the Annual Meeting.

If you choose to revoke your proxy by attending the Annual Meeting, you must vote at such meeting in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting will not, by itself, constitute revocation of a proxy.

Must a Minimum Number of Shareholders Vote or be Present at the Annual Meeting?

     A quorum of shareholders is necessary to hold a valid meeting. The Amended and Restated By-Laws (the "By-Laws") of the Company state that the presence, in person or by proxy, of holders of one-third of the shares entitled to vote shall constitute a quorum. Under Delaware law, if a shareholder abstains from voting as to any particular matter, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter.

     The inspectors of election will also treat broker non-votes as shares that are present and entitled to vote for the purposes of determining a quorum. Broker non-votes occur when a broker holding stock in street name votes shares on some matters but not others. As to matters for which the broker lacks discretionary authority, the shares will be treated as not present and not entitled to vote (even if included for purposes of determining a quorum).

     If the number of shares present at the Annual Meeting is insufficient to constitute a quorum, the Annual Meeting may be adjourned by the vote of a majority of shares present to a later date. No notice, other than as given at the Annual Meeting itself, is required with respect to the time and place for the reconvening of the Annual Meeting.

What Vote is Required to Approve Each Proposal?

     The By-Laws of the Company provide that if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting may decide any question before the meeting.

What Are the Costs of Soliciting These Proxies?

     The Company will pay all costs of soliciting these proxies. In addition to mailing proxy soliciting materials, we may also solicit proxies by telephone, telegram or otherwise. We also ask banks, brokers and other institutions, nominees and fiduciaries to forward proxy materials to the beneficial owners or principals and to obtain authority to execute proxies. We will reimburse them for their expenses. In addition, the Company has retained Morrow & Co., Inc. to aid in the solicitation of proxies. We have agreed to pay them a fee of $7,500 plus out-of-pocket expenses.

What Matters May be Raised at the Annual Meeting?

     The Board is aware of six items for action at this Annual Meeting: (1) the election of two directors for three-year terms; (2) the approval of an increase in the number of shares reserved for issuance pursuant to the Metris Companies Inc. Non-Employee Director Stock Option Plan; (3) the approval of the Metris Companies Inc. Employee Stock Purchase Plan; (4) the approval of the Metris Companies Inc. Management Stock Purchase Plan; (5) the approval of an Amended and Restated Annual Incentive Plan for Designated Corporate Officers; and (6) the approval of an Amended and Restated Long-Term Incentive and Stock Option Plan.

     For this Annual Meeting, the Company's By-Laws required that shareholders submit in writing any nomination for director or any other item of business not less than 50 days prior to the Annual Meeting if public disclosure of such meeting was made 60 days before such meeting. The Company gave public disclosure of this Annual Meeting through a press release on March 2, 1999. The cutoff date for nominations and to bring other items of business before the meeting was March 23, 1999. As of the mailing date of this Proxy Statement, no shareholder has made a nomination or submitted an item of business.

     Under the proxy rules promulgated by the SEC, a proxy may confer discretionary authority to vote on any matter for which the Company did not have notice in accordance with the notice provisions in its By-Laws. Therefore, if any other matter is presented at the Annual Meeting and you have signed and returned a proxy card, the holder of your proxy will vote upon such matter in his or her discretion.

     In addition, under the rules of the SEC, the holders of your proxy may also vote in their discretion with respect to matters incident to the conduct of the Annual Meeting or, in the case of a nominee for election as director who is unable to serve, for a substitute nominee.

What if I Want to Obtain Further Information as Reported on the Company's Form 10-K?

     If you would like a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, we will forward one to you without charge. Please submit your request to:

                         Al Galgano
                         Investor Relations
                         Metris Companies Inc.
                         600 South Highway 169, Suite 1800
                         St. Louis Park, Minnesota 55426

Or contact Mr. Galgano by phone at (612) 593-4820, by fax at (612) 593-4733 or by internet at al.galgano@metriscompanies.com.

--------------------------------------------------------------------------------
             Events Relevant to Understanding this Proxy Statement
--------------------------------------------------------------------------------

     Throughout this Proxy Statement, we will refer to the "Spin-Off" and to an investment by affiliates of the Thomas H. Lee Company. To assist you in fully understanding these references, we are providing a brief description of these events.

     In the fall of 1997, Fingerhut Companies, Inc. ("Fingerhut"), the parent company of the Company at the time, announced its intention to distribute its shares of the Company to the shareholders of Fingerhut (the "Spin-Off"). On September 25, 1998, this Spin-Off occurred when Fingerhut distributed its shares in the Company to its shareholders in a tax free dividend. At that time, Fingerhut ceased to be the parent of the Company.

     In December, 1998, affiliates of Thomas H. Lee Company purchased the Series B Preferred Stock, par value $.01, (the "Series B Preferred Stock"), certain senior notes and warrants from the Company. These securities are to be replaced by the issuance of Series C Preferred Stock, par value $.01 (the "Series C Preferred Stock"), if shareholders of the Company approve the exchange and the Office of the Comptroller of Currency ("OCC") does not object. On March 12, 1999, shareholders did approve such exchange. At the time of printing this Proxy Statement, the OCC had not yet completed its review, and therefore, the Series B Preferred Stock, the senior notes and warrants remain outstanding. The Series B Preferred Stock is non-voting.

     If the OCC does not object, the Series C Preferred Stock will be issued in exchange for the Series B Preferred Stock, the senior notes and warrants. The Series C Preferred Stock is voting stock and will have the right to vote on all matters the holders of the Common Stock vote upon except for the election of directors that do not represent holders of the Series C Preferred Stock . The holders of Series C Preferred Stock have the right to elect four directors to the Board to represent them. It is anticipated that the initial four directors representing the holders of the Series C Preferred Stock will be the following four individuals:

     Thomas H. Lee (age 55) founded the Thomas H. Lee Company in 1974 and since that time has served as its President. The Thomas H. Lee Company is a Boston-based private equity firm which focuses on investments in growth companies. From 1966 through 1974, Mr. Lee was with First National Bank of Boston where he directed the bank's high technology lending group from 1968 to 1974. Mr. Lee is also director of Finlay Enterprises, Inc., Livent, Inc., Safelite Glass Corp., and Vail Resorts, Inc. Mr. Lee is an individual general partner of ML-Lee Acquisition Fund II, L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II, L.P. Mr. Lee also serves as Chairman of T.H. Lee Mezzanine II, the Administrative General Partner of Thomas H. Lee Advisors II, L.P., which is the sole limited partner of the Managing General Partner of ML-Lee Acquisition Fund II, L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II, L.P.

     David V. Harkins (age 58) has been affiliated with the Thomas H. Lee Company since its founding in 1974 and currently serves as Senior Managing Director. In addition, he has over 30 years experience in the investment and venture capital industry with the John Hancock Mutual Life Insurance Company, where he began his career, as well as TA Associates and Massachusetts Capital Corporation. Mr. Harkins also founded National Dentex Corporation and serves as Chairman of the Board. He is currently a Director of Cott Corp., Fisher Scientific International Inc., Freedom Securities Corporation, Stanley Furniture Company, Inc., and Syratech Corp. Mr. Harkins also serves as Senior Vice President and Trustee of T.H. Lee Mezzanine II, the Administrative General Partner of Thomas H. Lee Advisors II, L.P., which is the sole limited partner of the Managing General Partner of ML-Lee Acquisition Fund II, L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II, L.P.

     C. Hunter Boll (age 43) joined the Thomas H. Lee Company in 1986 and currently serves as Managing Director. From 1984 through 1986, Mr. Boll was with The Boston Consulting Group. From 1977 through 1982, he served as an Assistant Vice President, Energy and Minerals Division of Chemical Bank. Mr. Boll is a Director of Big V Supermarkets, Inc., Cott Corp., Freedom Securities Corporation, and Trans Western Publishing, L.P. Mr. Boll is also a Vice President and Trustee of T.H. Lee Mezzanine II, the Administrative General Partner of Thomas H. Lee Advisors II, L.P. which is the sole limited partner of the Managing General Partner of ML-Lee Acquisition Fund II, L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II, L.P.

     Thomas M. Hagerty (age 36) joined the Thomas H. Lee Company in 1988 and currently serves as Managing Director. Prior to joining the Lee Company, Mr. Hagerty was in the Mergers and Acquisitions Department of Morgan Stanley & Co. Incorporated. Mr. Hagerty is a director of Cott Corp., Freedom Securities Corporation, and Syratech Corp. Mr. Hagerty is also a Vice President of T.H. Lee Mezzanine II, the Administrative General Partner of Thomas H. Lee Advisors II, L.P. which is the sole limited partner of the Managing General Partner of ML-Lee Acquisition Fund II, L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II, L.P.

     The terms of the Series C Preferred Stock provide that such shares are immediately convertible into Common Stock. It is anticipated that at the time of issuance, all shares of Series C Preferred Stock will be convertible into approximately 30% of the then outstanding Common Stock. It is believed that affiliates of Thomas H. Lee Company will own 100% of the Series C Preferred Stock immediately following the issuance.

--------------------------------------------------------------------------------
                              Corporate Governance
--------------------------------------------------------------------------------

How Do We Manage Our Company?

     Under Delaware law, the ultimate decision making body of our Company is the Board. The Board decides all major questions of the Company and selects the management of the Company to manage operations day to day. To meet its obligations, the Board always meets quarterly. When circumstances arise requiring the decision of the Board prior to the next regularly scheduled meeting, the Board may hold a special meeting to discuss such matters. Other times, the Board will render its decision through written consents delivered to the Company.

How Often Did Our Directors Meet?

     In 1998, our full Board met at four regularly scheduled quarterly meetings and seven special meetings. In addition to the meetings of the full Board, the directors attended meetings of individual Board committees. On several occasions, the Board acted by written consent. In addition, from time to time, management informally sought counsel of the members of the Board. Overall attendance at Board and committee meetings was 91.3%.

     The number of special meetings this year was unusually high. The Spin-Off and the issuance of private equity to the Thomas H. Lee Company and its affiliates required special attention of the Board. Unfortunately, meetings often were called upon short notice. Lee R. Anderson, Sr. was unable to make some of the special meetings due to short notice during times in which he was out of the country. As a result, his overall attendance this year for all meetings was 66.7%. Mr. Anderson's attendance last year was 100%, and his lower attendance rate this year was a result of the Company's need to call additional, unexpected meetings on short notice.

What Committees has the Board Authorized?

     Our By-Laws authorize the full Board to create committees to assist it in the management of the Company. These committees are comprised of two to four members of the Board. The Board has created four such committees, each serving a vital function for the Company.

     The Audit Committee supervises and reviews the Company's financial and accounting practices. The Audit Committee also reviews transactions of the Company with affiliates and makes recommendations to the Board as to the selection of independent auditors. The Audit Committee met four times during 1998. At each meeting in 1998, it received reports from management concerning the accounting and reporting practices and the fiscal soundness of the Company. The Audit Committee is comprised entirely of non-employee, independent directors.

     The Compensation Committee determines the compensation awarded to the named directors and officers of the Company, subject to ratification by the full Board for compensation packages granted to the President and Chief Executive Officer. The Compensation Committee approves, adopts and administers the compensation plans of the Company and administers and grants stock options under the Company's stock option plan for employees. During 1998, the Compensation Committee met at four regularly scheduled meetings and at four special meetings.

     The Executive Committee is authorized to exercise the full power of the Board in the management and conduct of business affairs of the Company during interim periods between meetings of the Board. Because of the number of special meetings of the full Board, it was not necessary for the Executive Committee to meet during 1998, but it did take action on one occasion by written consent.

     The Special Committee was created in January, 1998 for the purpose of advising the Board with respect to the Spin-Off. Its role was to investigate material facts and documents, select advisors and authorize, approve, ratify or reject any transaction related to such Spin-Off. The Special Committee met three times during 1998.

     The table below shows the committee membership of each director. Only Mr. Zebeck is an employee of the Company. Mr. Deikel, however, owns more than 5% of the Common Stock of the Company.

------------------------------------------------------------------------
Name            Audit      Compensation       Executive       Special
------------------------------------------------------------------------
Anderson          X                                              X
------------------------------------------------------------------------
Cleary                           X
------------------------------------------------------------------------
Deikel                                            X
------------------------------------------------------------------------
Mecum             X*             X
------------------------------------------------------------------------
Smith                            X                               X
------------------------------------------------------------------------
Trestman          X              X*                              X
------------------------------------------------------------------------
Zebeck                                            X
------------------------------------------------------------------------
*Indicates Chair

How Are Directors Compensated?

     Only non-employee, independent directors received compensation for serving as directors. The Company has the following arrangements for compensation of non-employee directors.

---------------------------------------------------------------------------
Annual Retainer                    $20,000
---------------------------------------------------------------------------
Attendance Fees                    $2,500 for each Board meeting and for
                                   each Committee meeting.
---------------------------------------------------------------------------
Committee Chair Stipend            $4,000 annually
---------------------------------------------------------------------------

In 1998, non-employee directors received $345,500 as a group.

     The Company also believes that payment of compensation to its non- employee directors should not be solely in the form of cash but should be tied to the performance of the Company. In October 1996, the Board adopted a Non- Employee Director Stock Option Plan. The first grants thereunder went to non- employee directors serving at the time of the initial public offering of the Company. Such grants were in the amount of 5,000 shares with an exercise price of $16.00, which was the price of the Common Stock at the time of the initial public offering.

     The Board passed a resolution in April 1997 instituting a policy whereby non-employee directors would receive options to purchase Common Stock at the fair market value on certain dates. This policy awards 5,000 shares to each non-employee director upon commencement of service on the Board. Each non-employee director also receives options to purchase 5,000 shares annually at the second regularly scheduled quarterly meeting of the Board. The exercise price for these options is based upon the closing price of the Common Stock the day before the grant. The options are immediately exercisable.

     The Board may change the amounts and timing of such awards in the future. To date, the Board has granted options to purchase up to 55,000 shares of Common Stock to its non-employee directors.

     Directors employed by the Company do not receive compensation from the Company for service as a director but may otherwise receive compensation for their service. However, all directors, including employee directors, are reimbursed for reasonable travel, lodging and other incidental expenses incurred in attending meetings of the Board and its Committees.

     Until September 25, 1998, Theodore Deikel was deemed an employee director of the Company because Mr. Deikel was an employee of Fingerhut. Fingerhut was the parent company of the Company until such date. Although, Mr. Deikel has not received compensation as a non-employee director under the programs compensating outside directors during the calendar year 1998, the Company has awarded him stock options under its Long-Term Incentive and Stock Option Plan. Mr. Deikel was eligible for these options under this plan as an employee of Fingerhut. On May 18, 1998, Mr. Deikel was awarded options to purchase 10,000 shares of Common Stock at an exercise price of $57.50. The options were immediately exercisable.

     As Fingerhut is no longer the parent company of the Company, Mr. Deikel is no longer eligible for options under the Company's Long-Term Incentive and Stock Option Plan.

However, beginning January 1, 1999, the Company will pay him compensation as a non-employee director.

     In connection with the investment by the affiliates of the Thomas H. Lee Company, the Company consulted with Frank D. Trestman frequently. As compensation for the additional time Mr. Trestman gave the Company during this transaction, the Company paid a $49,500 consulting fee to Mr. Trestman.

     We also indemnify our directors and officers to the fullest extent permitted by law. Our By-Laws require such indemnification.

Do Any Directors Have Interests in Entities Doing Business With the Company?

     Mr. Deikel, a director and owner of more than 5% of the Company's Common Stock, was also the Chief Executive Officer and a director of Fingerhut during 1998. The Company has several agreements with Fingerhut or subsidiaries of Fingerhut.

     Fingerhut and the Company entered into an agreement that provides for the filing of consolidated federal and certain combined state income tax returns and the allocation of income tax liabilities related to the periods when Fingerhut was the parent of the Company. As required by the terms of the tax sharing agreement, the Company has paid or will pay to Fingerhut an amount equal to the federal and state income taxes that would have been payable for taxable periods during which the Company was included in such returns if the Company had filed separate consolidated returns with its own subsidiaries. The Company paid Fingerhut approximately $86.1 million in 1998 under the tax sharing agreement.

     Fingerhut Corporation, a subsidiary of Fingerhut, and subsidiaries of the Company entered into a co-branded credit card agreement pursuant to which a subsidiary of the Company has the right to issue general purpose credit cards with the Fingerhut name and logo to Fingerhut Corporation's customers. The Company pays Fingerhut Corporation a fee for each such credit card issued plus a fee based on a percentage of card usage. The Company paid Fingerhut Corporation approximately $0.9 million in 1998 under the co-branded credit card agreement.

     Fingerhut Corporation and subsidiaries of the Company entered into a data sharing agreement and a database access agreement under which the Company has the right to use information in Fingerhut Corporation's database to market credit cards (without the Fingerhut name and logo) and other financial services products to Fingerhut Corporation's customers. The Company pays Fingerhut Corporation a fee for each credit card issued plus a fee based on a percentage of card usage. In addition, the Company pays Fingerhut Corporation an annual flat fee plus other per name fees under the database access agreement. The Company paid Fingerhut Corporation approximately $3.9 million under the data sharing agreement and the database access agreement during 1998.

     Fingerhut Corporation and a subsidiary of the Company entered into an extended service plan agreement under which Fingerhut Corporation agreed to offer the Company's extended service plans to its customers who purchase covered products. Fingerhut Corporation paid the Company approximately $17.6 million in 1998 under the extended service plan agreement.

     Fingerhut and the Company entered into an administrative services agreement under which Fingerhut or its subsidiaries provide certain services or facilities to the Company and its subsidiaries. The Company paid Fingerhut approximately $3.0 million under the administrative services agreement during 1998.

     Fingerhut and the Company have also entered into a card registration agreement under which the Company agrees to provide card registration services to Fingerhut customers. The Company paid Fingerhut approximately $6.8 under this agreement in 1998.

     The Company expects the payments made pursuant to these agreements to continue at about the same level, except that payments under the tax sharing agreement and the administrative services agreement should decline in the future due to the Spin-Off and the separation of the Company from Fingerhut.

--------------------------------------------------------------------------------
                 Company Stock Owned by Officers and Directors
                           (As of February 26, 1999)
--------------------------------------------------------------------------------

     The following table contains information as to the ownership of the Company's Common Stock as of February 26, 1999, with respect to (i) each of the current directors and nominees for directors, (ii) the named executive officers, and (iii) all directors and executive officers as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 of Section 13 of the Securities Exchange Act of 1934, as amended. Under that rule, a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days of February 26, 1999.


                                                 Number of Shares of
                                                    Common Stock            Percent
Name of Beneficial Owner                          Beneficially Owned        of Class
------------------------                          ------------------        --------
     Theodore Deikel..........................        1,311,252  (1)          6.8%
     Ronald N. Zebeck.........................          649,673  (2)          3.4%
     Lee R. Anderson, Sr......................           25,411  (3)            *
     Frank D. Trestman........................           21,910  (4)            *
     Dudley C. Mecum..........................           16,318  (5)            *
     Derek V. Smith...........................           12,000  (6)            *
     John A. Cleary...........................            5,000  (7)            *
     Douglas B. McCoy.........................           23,291  (8)            *
     Douglas L. Scaliti.......................           18,600  (9)            *
     Z. Jill Barclift.........................            8,450 (10)            *
     Joseph A. Hoffman........................            2,000                 *
     All directors and executive officers
     as a group (16 persons)..................      2,108,637.5 (11)         10.9%

     (*)  Less than 1%

     (1) Includes 285,000 shares of Common Stock that Mr. Deikel has the right to acquire within 60 days of February 26, 1999, through the exercise of stock options. Also includes 535 shares of Common Stock held by Mr. Deikel's son and 1,230 shares of Common Stock held by Mr. Deikel's son's trust.

     (2) Includes 639,673 shares of Common Stock that Mr. Zebeck has the right to acquire within 60 days of February 26, 1999, through the exercise of stock options.

     (3) Includes 10,000 shares of Common Stock that Mr. Anderson has the right to acquire within 60 days of February 26, 1999, through the exercise of stock options.

     (4) Includes 15,000 shares of Common Stock that Mr. Trestman has the right to acquire within 60 days of February 26, 1999, through the exercise of stock options.

     (5) Includes 15,000 shares of Common Stock that Mr. Mecum has the right to acquire within 60 days of February 26, 1999, through the exercise of stock options.

     (6) Includes 10,000 shares of Common Stock that Mr. Smith has the right to acquire within 60 days of February 26, 1999, through the exercise of stock options.

     (7) Includes 5,000 shares of Common Stock that Mr. Cleary has the right to acquire within 60 days of February 26, 1999, through the exercise of stock options.

     (8) Includes 15,000 shares of Common Stock that Mr. McCoy has the right to acquire within 60 days of February 26, 1999, through the exercise of stock options.

     (9) Includes 15,000 shares of Common Stock that Mr. Scaliti has the right to acquire within 60 days of February 26, 1999, through the exercise of stock options.

    (10) Includes 7,500 shares of Common Stock that Ms. Barclift has the right to acquire within 60 days of February 26, 1999, through the exercise of stock options. Also includes 750 shares of Common Stock that Ms. Barclift's husband has the right to acquire within 60 days of February 26, 1999, through the exercise of stock options.

    (11) Includes 1,026,673 shares of Common Stock that the directors and executive officers have the right to acquire within 60 days of February 26, 1999, through the exercise of stock options.

--------------------------------------------------------------------------------
        Persons Owning More than Five Percent of Company's Common Stock
--------------------------------------------------------------------------------

     The following table sets forth information with respect to persons known by the Company to be the beneficial owner of more than 5% of the outstanding Company's Common Stock on February 26, 1999. This does not give effect to the investment by affiliates of Thomas H. Lee Company as discussed above because the issuance of the convertible Series C Preferred Stock had not occurred at the time this Proxy Statement was being printed. Other than with respect to Mr. Deikel, this information is based solely on Schedule 13G reports filed with the SEC. Mr. Deikel's information is based upon Section 16 reporting under the Exchange Act. If you wish, you may obtain these reports from the SEC or through the internet via one of the several sites that provide filings with the SEC on the EDGAR database.


-------------------------------------------------------------------------------------------------------------------
Name and Address of Beneficial Owner               Number of Shares Beneficially Owned(1)         Percent of Class
-------------------------------------------------------------------------------------------------------------------
NewSouth Capital Management, Inc.
1000 Ridgeway Loop Rd, Suite 233                                  1,621,272                              8.5%
Memphis, TN 38120
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Franklin Mutual Advisers, Inc.
51 John F. Kennedy Parkway                                        1,198,900                              6.2%
Short Hills, NJ 07078
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
American Express Company
200 Vesey Street                                                    965,000                             5.01%
New York , NY 10285
American Express Financial Corp.
(subsidiary of American Express Company and
 filing jointly with such company)
IDS Tower 10, Minneapolis, MN 55440
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Theodore Deikel(2)
Fingerhut Companies                                              1,311,252                              6.8%
4400 Baker Road
Minnetonka, MN  55343
-------------------------------------------------------------------------------------------------------------------

----------
(1) "Beneficial ownership" is a technical term broadly defined under the Exchange Act to mean more than ownership in the usual sense. So, for example, you beneficially own the Company's Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding) have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days. Other than Mr. Deikel, each of the owners above have stated in its filed reports with the SEC that it is an investment advisor managing the shares reported for the benefit of other accounts.

(2) Mr. Deikel, as permitted by the rules promulgated under the Exchange Act, disclaims beneficial ownership of 1,765 shares held by his son.

--------------------------------------------------------------------------------
                  Compensation Tables and Compensation Matters
--------------------------------------------------------------------------------

                           Summary Compensation Table

                                                                                   Long-Term Compensation
                                                                                 ---------------------------
                                                 Annual Compensation                         Awards
                                       -------------------------------------     ---------------------------
                                                                   Other         Restricted      Securities
                                                                   Annual           Stock        Underlying       All Other
Name and Principal                      Salary                  Compensation        Awards         Options      Compensation
    Position(*)                         ($)(a)        Bonus($)     ($)(b)           ($)(c)          (#)(d)         ($)(e)

Ronald N. Zebeck                1998   $587,212     $1,081,534     $81,409         $      0        200,000         $ 47,626
President and Chief Executive   1997   $500,264     $  800,000     $40,723         $      0        200,000         $ 10,210
Officer                         1996   $387,773     $  600,000     $79,281         $290,084        656,075         $ 15,840

Douglas B. McCoy                1998   $204,894     $  316,183     $37,357         $      0         60,000         $ 33,041
Executive Vice President        1997   $189,344     $  275,000     $31,167         $      0         10,000         $ 43,805
Operations                      1996   $156,601     $  160,000     $30,594         $ 70,001         30,000         $ 15,300

Douglas L. Scaliti              1998   $171,355     $  276,616     $35,699         $      0         60,000         $ 19,982
Executive Vice President        1997   $159,201     $  225,000     $28,312         $      0         10,000         $ 16,359
Fee-Based Products              1996   $127,236     $  130,000     $20,237         $ 57,503         30,000         $ 15,300

Z. Jill Barclift                1998   $164,849     $  186,099     $33,912         $      0         30,000         $ 19,971
Executive Vice President,       1997   $142,550     $  180,000     $20,556         $      0          7,500         $  9,879
General Counsel and Secretary   1996   $ 97,500     $   50,000     $22,335         $      0         17,100         $  7,500

Joseph A. Hoffman               1998   $138,846     $  162,656     $47,906         $      0         30,000         $111,214
Senior Vice President
Credit Card Marketing

* Mr. Zebeck commenced employment with Metris Direct, Inc. (formerly, Fingerhut Financial Services Corporation) in March 1994, which later became a subsidiary of the Company. Mr. McCoy began employment with a subsidiary of the Company in January 1995. Mr. Scaliti commenced employment with a subsidiary of the Company in September 1995. Ms. Barclift started employment with a subsidiary of the Company in April 1996. Mr. Hoffman commenced employment with Metris Direct, Inc. in April 1998.

(a) Amounts in this column for the year 1997 include amounts reflecting a one-time payout of vacation accrued due to a change in vacation policy. These amounts are as follows: Mr. Zebeck, $29,110; Mr. McCoy, $7,678; and Mr. Scaliti, $5,987.

(b) Amounts reported under this column include perquisites such as auto maintenance, auto allowance, and club dues and also include executive medical reimbursement, tax preparation and spousal travel, and gross up payments to pay income taxes on such amounts. In 1998, separate auto maintenance and allowances and club dues (with respect to those executives other than the CEO) were eliminated in favor of one perk allowance. Amounts paid that represent more than 25% of total perquisites for each named executive officer for each of the fiscal years above are as follows: (1) 1998: Mr. Zebeck received a perk allowance of $37,100, club dues of $20,869 and a tax gross up amount of $11,970; Mr. McCoy received a perk allowance of $26,052; Mr. Scaliti received a perk allowance in the amount of $26,052; Ms. Barclift received a perk allowance of $21,472; and Mr. Hoffman received a perk allowance of $14,561, moving expenses of $14,673 plus a gross up amount for taxes on such expenses in the amount of $12,800; (2) 1997: Mr. Zebeck received $34,800 as an auto allowance; Mr. McCoy received $25,594 as an auto allowance; Mr. Scaliti received $25,594 as an auto allowance; and Ms. Barclift received $20,556 as an auto allowance; and (3)1996: Ms. Barclift received $10,462 payment for a loss on home sale in connection with her relocation, and a gross up for payment of taxes for such relocation in the amount of $11,873; Mr. Zebeck received $31,488 and Messrs. McCoy and Scaliti received $11,991 each as an auto allowance.

(c) Fingerhut, the parent company of the Company until September, 1998, awarded restricted stock to the named executive on February 14, 1996, with the following vesting schedule: 25% of the shares vested on March 31, 1996 (with an additional transfer restriction until August 1996), 25% vested on March 31, 1997, and the remaining 50% vested on August 31, 1998. The number of shares awarded were: Mr. Zebeck, 21,097 shares; Mr. McCoy, 5,091 shares; and Mr. Scaliti, 4,182 shares. Fingerhut paid dividends on both the vested and unvested portion of the restricted stock. All shares have now vested, and there are no restricted stock holdings as of December 31, 1998.

(d) Except for Ms. Barclift, amounts represent option grants to purchase the Company's Common Stock under the Metris Companies Inc. Long-Term Incentive and Stock Option Plan. The amount of options set forth for Ms. Barclift in 1996 also included options to purchase 2,100 shares of common stock of Fingerhut Companies, Inc. For 1996, the amount of options awarded to Mr. Zebeck reflects the conversion of the financial services business equity portion of his 1994 tandem option agreement to options to purchase the Company's Common Stock.

(e) 1998: The amounts disclosed in this column include a Non-Qualified Deferred Compensation match of $10,000 for Messrs. Zebeck, McCoy, Scaliti and Hoffman. Ms. Barclift's match was in the amount of $9,555 based on her contributions to the Deferred Compensation Plan. A $9,000 restorative match was paid to each of the named executives (other than Mr. Hoffman) because they were unable to participate in the Company's 401(k) Plan. Mr. Hoffman was not eligible to participate in the restorative match because he had not met the length of service requirement. Premiums for disability insurance and life insurance were in the amount of $7,969 for Mr. Zebeck, $4,504 for Mr. McCoy, $982 for Mr. Scaliti, $1,416 for Ms. Barclift, and $1,214 for Mr. Hoffman. In addition, Mr. Zebeck received an unvested pension payout gross up in the amount of $20,658 from the Fingerhut Pension Plan. Mr. McCoy received a gross up unvested Fingerhut profit sharing payout in the amount of $9,537. Mr. Hoffman received a signing bonus of $100,000. 1997: These amounts include a pension payout due to the suspension of the Fingerhut pension plan, a 401(k) matching contribution, profit sharing payments made to the 401(k) and premiums paid on term life insurance. For each of the named executive officers, the Company made a payment of $4,800 to their 401(k) account as part of a discretionary profit sharing contribution, which was made to all employees in the amount of 3% of their recognized income in the Metris Retirement Plan 401(k). For each of the named executive officers, the Company matched their employee contributions to the 401(k) in the amount of $4,750 each. Mr. McCoy received a pension payout due to suspension of the Fingerhut pension plan in the amount of $8,818 while Mr. Scaliti received such a payment in the amount of $6,441. Premiums paid on life insurance for 1997 by the Company to Messrs. Zebeck, McCoy, Scaliti and Ms. Barclift were in the amounts of $660, $437, $368 and $329, respectively. Finally, in 1997, Mr. McCoy received $25,000 as a signing bonus. 1996: Ms. Barclift received a $7,500 signing bonus. Other amounts disclosed in this column for the year 1996 consist solely of the amounts contributed under the Fingerhut Corporation Profit Sharing Plan.

     The following table shows information concerning stock options granted during the fiscal year ended December 31, 1998, for the named executive officers:

                       Option Grants in Last Fiscal Year
                               Individual Grants

                           Number of
                          Securities          % of Total
                          Underlying       Options Granted
                        Options Granted      To Employees    Exercise Price   Expiration     Grant Date
        Name                (#)(a)             in 1998          ($/Share)        Date     Present Value (b)

Ronald N. Zebeck           100,000               9.47%            $57,50        5/18/08        $4,412,960
                           100,000               9.47%            $29.25       10/28/08        $2,064,130

Douglas B. McCoy            30,000               2.84%            $57.50        5/18/08        $1,323,888
                            30,000               2.84%            $29.25       10/28/08        $  619,239

Douglas L. Scaliti          30,000               2.84%            $57.50        5/18/08        $1,323,888
                            30,000               2.84%            $29.25       10/28/08        $  619,239

Z. Jill Barclift            15,000               1.42%            $57.50        5/18/08        $  661,944
                            15,000               1.42%            $29.25       10/28/08        $  309,620

Joseph A. Hoffman           10,000               0.95%            $55.75        4/30/08        $  414,147
                             5,000               0.47%            $57.50        5/18/08        $  220,648
                            15,000               1.42%            $29.25       10/28/08        $  309,620

(a) These options were granted under the Metris Companies Inc. Long-Term Incentive and Stock Option Plan and expire 10 years after their grant date. Mr. Hoffman's April grant vests 50% on the second anniversary of the grant date and 50% on the fourth anniversary grant date. All of the other options vest 50% on the third anniversary of the grant date and 50% on the sixth anniversary of the grant date.

(b) These dollar amounts are the result of calculations of the present value of the grant at the date of grant using the Black-Scholes option pricing model and the following assumptions: 0.1% dividend yield, 71.30% expected volatility, 4.7% risk-free interest rate and seven year expected life The actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock.

     The following table indicates for each of the named executive officers information concerning stock options exercised during 1998, and the number and value of exercisable and unexercisable in-the-money options as of December 31, 1998.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year End Option Values

                                                            Number of         Value of Unexercised
                                                        Unexercised Options   In-the-Money Options
                                                           At 12/31/98 (#)     at 12/31/98 ($)(1)

                        Shares Acquired      Value         Exercisable/           Exercisable/
        Name          on Exercise (#)(2)   Realized ($)    Unexercisable         Unexercisable

Ronald N. Zebeck            50,000          $452,614          639,673              $30,418,050
                                                              416,402              $ 5,010,707

Douglas B. McCoy            40,961          $275,453           15,000              $   514,688
                                                               85,000              $ 1,189,688

Douglas L. Scaliti          15,167          $104,055           15,000              $   514,688
                                                               85,000              $ 1,189,688

Z. Jill Barclift             1,400          $ 24,281            7,500              $   257,344
                                                               45,000              $   605,625

Joseph A. Hoffman                                                   0              $         0
                                                               30,000              $   315,938

(1) The value of unexercised in-the money options represents the aggregate difference between the market value on December 31, 1998, based on the closing price of the Company's Common Stock, as reported on The Nasdaq Stock Market(R) and the applicable exercise prices and other amounts paid to obtain the shares.

(2)The exercises in this column represent exercises of Fingerhut options. No options on the Company's Common Stock were exercised by any of the named executive officers.

Retirement Plans

     Metris Retirement Plan. In January 1997, the Company adopted a defined contribution profit sharing plan (the "Metris Retirement Plan"). The Metris Retirement Plan stipulates that eligible employees may elect to contribute to the 401(k). Pretax contributions of up to 6% of recognized income are matched 50% by the Company. In addition, the Metris Retirement Plan provides for a discretionary profit sharing contribution, which, if declared, is made to accounts of employees with at least one year of service. In 1998, the Company contributed, as a discretionary profit sharing contribution, 3% of recognized income for eligible employees.

     Deferred Compensation Plans. On March 1, 1998, the Company adopted a Deferred Compensation Plan which covered those employees not eligible to participate in the Metris Retirement Plan for fiscal year 1998. The Deferred Compensation Plan, set up for selected management employees, provided that certain employees may defer compensation of up to $10,000, with interest accruing on amounts deferred. The Company matched such deferral. Deferral and matching will not continue in 1999, although amounts in the plan will remain in the investment plans.

Bonus Plans

     The Company has two bonus plans, an Annual Incentive Bonus Plan for Designated Corporate Officers and a Management Incentive Bonus Plan. To date, only the Chief Executive Officer, Mr. Zebeck, has participated in the Annual Incentive Bonus Plan for Designated Corporate Officers, although the Compensation Committee can select other participants from those employees who are Executive Vice Presidents or Senior Vice Presidents. Other executives and employees of the Company participate in the Management Incentive Bonus Plan.

     The Annual Incentive Bonus Plan for Designated Corporate Officers is designed to ensure the tax deductability of the bonus paid to the Company's most highly compensated executives. The maximum bonus payable under this plan is determined by performance factors set by the Compensation Committee with respect to performance targets that have been approved by shareholders. The plan was originally approved by shareholders at the 1997 Annual Meeting, and amendments to such plan were approved by the shareholders at the 1998 Annual Meeting.

     Payouts under the Management Incentive Bonus Plan are based upon two components: Company performance as measured by targets selected by the Compensation Committee and management objectives personally set for each employee and approved by the Chief Executive Officer. The weight accorded each component depends upon the position level of the employee. The more senior the position, the more likely an employee's actions and decisions directly affect Company performance. Such employees' bonuses will depend heavily upon reaching objective targets of Company performance. Less senior employees' bonuses will instead depend more heavily upon reaching specially tailored individual goals.

Long-Term Incentive and Stock Option Plan

     Under the Company's Long-Term Incentive and Stock Option Plan, our employees may be granted stock options, stock appreciation rights, or other stock based awards (including restricted stock awards, performance-based stock awards and cash awards). The Compensation Committee may make individual awards or a general grant to employees. This stock-based plan was approved by shareholders in 1997, and amendments to such plan were approved by the shareholders in 1998.

Change of Control Severance Agreements

     We have entered into Change of Control Severance Agreements with key employees, including each of the named executive officers in this Proxy Statement. Each agreement continues until the Board sets an expiration date for such agreement, which action must occur prior to a change of control. An expiration date may not be earlier than 30 days after the employee receives notice of such date.

     These agreements are intended to provide continuity of management in the event of a change of control. Each agreement provides that the covered employee be assured of certain salaries and compensation while employed during the two-year period after a change of control (the "Post Change Period"), and also provides severance payments if the Company terminates employment of the covered employee, other than for death, disability or cause, or if such employee terminates his or her employment for "good reason," as defined in the agreement.

     While employed during the Post-Change Period, each covered employee will be paid an annual salary at least equal to 12 times such employee's highest monthly base salary paid during the 12-month period prior to the change of control event (the "Guaranteed Base Salary"). In addition, the covered employee will be entitled to participate in all incentive compensation, retirement and welfare plans applicable to peer executives at the Company, but in no event shall such incentive compensation, retirement and welfare plans be on terms less favorable to the employee than the most favorable provided to the employee under plans in effect 90 days prior to the change of control. All outstanding stock options granted to the covered employee will become fully vested upon the occurrence of a change of control event. To the extent such options are forfeited, the covered employee will be entitled to receive a cash payment equal to the aggregate difference between the fair market value of Company stock underlying such forfeited options and the exercise price to purchase such stock.

     The severance payments to be made if the employee is terminated without cause or if he or she resigns with "good reason" during the Post-Change Period include the following:

     (a) an amount equal to the Guaranteed Base Salary and accrued vacation through the applicable termination date;

     (b) a lump sum payment in cash equal to a certain number times the covered employee's Guaranteed Base Salary plus the highest annual bonus paid to such covered employee during the preceding two years (the "Guaranteed Bonus");

     (c)  a pro rata Guaranteed Bonus for the year of termination;

     (d) all deferred amounts under any Company non-qualified deferred compensation or pension plan, together with accrued but unpaid earnings thereon;

     (e) an amount equal to the unvested portion of the executive officer's accounts, accrued benefits or payable amounts under any qualified plan, and certain pension, profit sharing and retirement plans maintained by the Company; and

     (f)  an amount equal to fees and costs charged by an outplacement firm.

     In addition, the Company has agreed, for a certain year period following the applicable executive officer's termination date, to continue to provide to such executive officer certain welfare benefits including, but not limited to, medical, dental, disability, salary continuance, individual life and travel accident insurance on terms at least as favorable as provided to other executives during the 90 day period preceding the Change of Control event.

     Each agreement provides that the Company shall make an additional "gross up payment" if the covered employee would receive a payment deemed an "excess parachute payment" under the Internal Revenue Code of 1986, as amended (the "Code") to pay any excess tax pursuant to Section 4999 of the Code. The Company will not be able to deduct any excess parachute payments, if any, made to executive officers under the agreements nor any payment of any "gross up" for payment of the tax.

     Each covered employee signing a Severance Agreement agrees for a period of years, equal to the number by which his or her Guaranteed Base Salary and Guaranteed Bonus is multiplied for the determination of severance, not to compete with the Company. The number of years and the number by which the Guaranteed Salary and Guaranteed Bonus are multiplied for each of the named executive officers are as follows:

---------------------------------------------------------------------
Name                                                  Number
---------------------------------------------------------------------
Zebeck                                                   3
---------------------------------------------------------------------
McCoy                                                    2
---------------------------------------------------------------------
Scaliti                                                  2
---------------------------------------------------------------------
Barclift                                                 2
---------------------------------------------------------------------
Hoffman                                                  2
---------------------------------------------------------------------

     A "change of control" under the agreements occurs if any of the following events occur:

     (i) "any person" as defined in the Exchange Act acquires beneficial ownership, as defined in the Exchange Act, of more than 25% of the Common Stock of the Company;

     (ii) individuals who constitute the Board prior to a change of control ceases to constitute a majority of the Board; or

    (iii) certain corporate reorganizations, including certain mergers, sale of substantially all of the assets or liquidation or dissolution occurs.

The issuance of the Series C Preferred Stock to the Thomas H. Lee Company and its affiliates, if it occurs, may constitute a change of control under these agreements. Mr. Zebeck has waived this "change of control" under his agreement.

--------------------------------------------------------------------------------
                               Performance Graph
--------------------------------------------------------------------------------

     The following graph compares the cumulative total shareholder return on the Company's Common Stock ("MTRS") since October 24, 1996 (the time of the Company's initial public offering), with the cumulative return for the Russell 2000 Index ("IR20") and the Nasdaq Financial Index ("INFN") over the same period, assuming the investment of $100 on October 24, 1996 and reinvestment of all dividends.


                             [Graph Appears Here]



TOTAL RETURN            10/24/96      12/31/96     12/31/97    12/31/98
                        --------      --------     --------    ---------
Metris Common Stock       $100        $150.00       $214.25     $315.05
Russell 2000 Index        $100        $106.16       $127.98     $126.59
Nasdaq Financial Index    $100        $109.87       $167.31     $160.91


--------------------------------------------------------------------------------
            Compensation Committee Report on Executive Compensation
--------------------------------------------------------------------------------

Compensation Policies

     The Board has delegated to the Compensation Committee (the "Committee") the authority to review, set and administer the compensation plans of the Company, subject to ratification by the full Board as to compensation paid to the President and Chief Executive Officer. The Committee is comprised entirely of non-employee directors.

     The Committee has established compensation guidelines to achieve four basic goals:

     o promote stock ownership for key executives to align their compensation with shareholder interests;

     o allow the Company to attract, retain and motivate executives of the highest caliber;

     o align compensation directly with shareholder market value through earnings per share performance goals and accomplishment of team or individual objectives; and

     o    establish annual incentives based on aggressive performance goals.

     For 1998, these policies were achieved through a compensation program consisting of base salary and short-term incentive compensation in the form of bonuses and long-term stock options.

     The Committee continues to seek additional ways to achieve its basic goals. Now that the Company is no longer a subsidiary of Fingerhut, the Committee has more flexibility to design stock-based programs aligned with the interests of shareholders. This is why the Committee has recommended the establishment of an Employee Stock Purchase Plan, a Management Stock Purchase Plan and amendments to an executive bonus plan to permit stock purchases (collectively, the "Stock Purchase Plans"). The full Board has accepted the recommendation of the Committee, and the Stock Purchase Plans are described in proposals three, four and five in this Proxy Statement. As discussed more fully under those proposals, the Committee believes that the Stock Purchase Plans will become a major means of achieving our goal of aligning employee compensation with shareholder interests.

Base Salaries of Executive Officers other than the Chief Executive Officer

     Each year the Committee reviews base salaries of the senior officers, including the executive officers named in this Proxy Statement in the section entitled "Compensation Tables and Compensation Matters." In determining base salaries, the Committee considers the range of salaries paid to similar officers at comparable companies. In addition, the Committee makes subjective judgments concerning individual performance of the executive officer. The Committee has recognized that the officers of the Company have during the past year performed functions exceeding their normal duties in order to prepare for the Spin-Off of the Company by Fingerhut. The Committee has considered the hours devoted by the officers of the Company and recognizes the need to compensate these officers for their devotion in order to retain them.

     This year, the Committee hired a human resources consulting firm to evaluate external market comparisons. This evaluation demonstrated that the Company pays below market as to base salaries, but slightly higher than market when bonuses are considered. This is consistent with the Company's goal to reward employees based upon Company performance.

Bonuses Paid to Executive Officers other than the Chief Executive Officer

     In 1998, other than the Chief Executive Officer, the executive officers and other corporate officers and employees participated in the 1998 Metris Companies Inc. Management Incentive Plan ("Incentive Plan"). Payouts under the Incentive Plan for 1998 were based on two components: (1) earnings per share achieved by the Company and (2) management objectives personally set for each of the employees. Senior employee bonuses are largely dependent on achievement of earnings per share. For the named executive officers, 85% of their bonus was dependent upon attaining the earnings per share objective.

Stock Options for Executive Officers other than the Chief Executive Officer

     In 1998, all executive officers and other key employees were granted non-qualified stock options under the Company's Long-Term Incentive and Stock Option Plan. During the year, options played a significant role in attracting superior employees. In addition, options were granted to executives and employees whose individual performances demonstrated continued excellence.

     The options granted in the past year generally provided that such options would expire in ten years. Options usually became exercisable pursuant to a schedule whereby 50% of the shares become eligible for exercise on the second anniversary of the date of grant and the remaining 50% of the shares become eligible for exercise on the fourth anniversary of the date of grant. However, the vesting schedule for options granted after May 1, 1998, provided that they would become eligible to exercise 50% on the third anniversary of the date of grant and the remaining 50% on the sixth anniversary of the date of grant. After February 1, 1999, the vesting schedule is 25% over a four-year period in equal increments of 25%. All stock options contained an exercise price based upon the fair market value of the Common Stock on the date of grant. The Committee uses the closing price of the stock as reflected on The Nasdaq Stock Market(R) on the day before the grant date to determine the fair market value.

Compensation of the Chief Executive Officer

     Although the full Board must ratify any Committee decision concerning the compensation paid to Ronald N. Zebeck, the President and Chief Executive Officer, only the Committee may actually set such compensation. Therefore, the compensation paid to Mr. Zebeck must have the approval of the majority of the four non-employee directors.

     The Committee considered an analysis of proxy statements prepared by an independent human resources consulting firm that found that the Company "lags the market" for the compensation of the Chief Executive Officer. Effective March 18, 1998, the Board increased Mr. Zebeck's base salary from $550,000 to $595,000, an 8% increase. For the coming year, Mr. Zebeck's salary has been set at $700,000 which represents a 17.6% increase from his 1998 salary.

     At the beginning of 1998, Mr. Zebeck met with the Committee to discuss his goals and objectives for the coming year and to set the performance goals under the Company's Annual Incentive Plan. Based upon such discussion, the Committee decided that Mr. Zebeck's bonus would be tied entirely to certain targets for earnings per share of the Company. For the year 1998, the earnings per share targets were exceeded by a significant margin. The Committee awarded Mr. Zebeck $1,081,534 as bonus under the Annual Incentive Plan.

     In May and October of the past year, the Committee also authorized grants of options to Mr. Zebeck to purchase 100,000 shares for a total of 200,000 shares of the Company's Common

Stock. The exercise price was set at the fair market value in the same manner as grants made to other employees. The vesting schedule is the same as set forth above for other executive officers.

Policy on Deductibility of Compensation

     Under Section 162(m) of the Code, the Company is generally precluded from deducting compensation in excess of $1 million per year for its chief executive officer and the next four highest paid executive officers, unless payments are made under qualifying performance based plans.

     The Committee generally intends to pursue a strategy of maximizing the deductibility of compensation paid to executives. Consistent with this policy, the Amended and Restated Annual Incentive Plan and the Amended and Restated Long-Term Incentive and Stock Option Plan being presented to shareholders are designed to permit the award of performance based compensation. However, the Committee reserves the right to take actions we consider to be in the best interest of the Company, including the authorization of compensation without regard to deductibility.

FRANK D. TRESTMAN    DUDLEY C. MECUM     DEREK V. SMITH     JOHN A. CLEARY
Chairman             Member              Member             Member


--------------------------------------------------------------------------------
                      Proposal One: Election of Directors
--------------------------------------------------------------------------------

How is Our Board Structured?

     At the 1998 Annual Meeting of Shareholders of the Company, our shareholders elected seven directors to serve either until this year's Annual Meeting or, upon the occurrence of a "Threshold Time" (defined below), for one to three-year terms as subsequently decided by the Board.

     Our Amended and Restated Certificate of Incorporation provides that directors serve for one-year terms until such time that Fingerhut or certain of its permitted transferees cease to own beneficially fifty-one percent or more of the Common Stock (which we refer to as the "Threshold Time"). Directors serving at the Threshold time would then be divided into three classes, as nearly equal in number as possible. One class will serve until the next annual meeting. The second class will serve until the second annual meeting to be held after the Threshold Time, and the third class will serve until the third annual meeting after the Threshold Time. When each class is up for reelection, the nominees for such class will be nominated for a three-year term. These provisions created a staggered board. With a staggered board, the Board will always be comprised of directors having experience with the Company.

     The "Spin-Off" caused a Threshold Time to occur. In accordance with the Amended and Restated Certificate of Incorporation at such time, the Board determined the membership of each of the classes. This membership is set forth below.

               Class One Directors :  This Year's Board Nominees
                    To be Elected by Holders of Common Stock

     The Board has selected the following directors to be placed in Class One, each of who are nominees for election at this Annual Meeting.

     Lee R. Anderson, Sr. (age 59, a director since 1997), is Chairman and Chief Executive Officer of the API Group, Inc. located in St. Paul, Minnesota, a group of 18 separate construction, manufacturing, fire protection and material distribution companies operating out of 86 offices in the United States and Canada.

     John A. Cleary (age 67, a director since 1998) was the Chief Executive Officer of Donnelley Marketing, Inc. from 1979 until 1993. Donnelley Marketing, Inc. was a division of the Dun and Bradstreet Corporation until 1991 when it was acquired by a group of investors and senior management. Mr. Cleary continued as Chief Executive Officer until 1993 when he was elected as Vice Chairman of its Board of Directors until 1996 when First Data Corporation acquired the company. Mr. Cleary continued as a senior advisor and consultant to the company.

                    Class Two Directors: Serving Until 2000

     Theodore Deikel (age 63, a director since 1996) has been Chairman of the Board and Chief Executive Officer of Fingerhut since 1989 and is the non-executive Chairman of the Board of the Company. From 1985 until rejoining Fingerhut, Mr. Deikel served as Chairman and Chief Executive Officer of CVN Companies, Inc., a direct marketing company using television and direct mail. From 1979 to 1983, Mr. Deikel was Executive Vice President of American Can Company (a predecessor of The Travelers Inc.) and Chairman of American Can Company's specialty retailing division, which included Fingerhut. In addition, Mr. Deikel was Chief Executive Officer of Fingerhut Corporation, a subsidiary of Fingerhut, from 1975 to 1983.

     Derek V. Smith (age 44, a director since 1997) has been President and Chief Executive Officer of ChoicePoint Inc., a company formed by the spin- off of the Insurance Services Group from Equifax Credit Information Services, Inc. since August, 1997. Mr. Smith was formerly an Executive Vice President with Equifax Inc., responsible for its Insurance Services Group. Mr. Smith had been with Equifax since 1984. Mr. Smith currently serves as a director on the board of ChoicePoint Inc.

                   Class Three Directors: Serving Until 2001

     Dudley C. Mecum (age 64, a director since 1996) has been a Managing Director of Capricorn Holdings, LLC, a leveraged buy-out firm, since July 1997. For more than five years prior thereto, he was a partner in the merchant banking firm of G.L. Ohrstrom & Co. Mr. Mecum is also a director of Citigroup Inc. f/k/a Travelers Group Inc., Travelers Property Casualty Corp., Lyondell Chemical Co., formerly Lyondell Petrochemical Corporation, Vicorp Restaurants, Inc., DynCorp, and Suburban Propane Partners, L.P. and CCC Information, Inc.

     Frank D. Trestman (age 64, a director since 1996) has been President of Trestman Enterprises, an investment and business development firm, for the past five years. He has been a consultant to McKesson Corporation and is the former Chairman of the Board and Chief Executive

Officer of Mass Merchandisers, Inc., a distributor of non-food products to grocery retailers and a subsidiary of McKesson Corporation. Mr. Trestman is also a director of Insignia Systems, Inc. and Best Buy, Inc.

     Ronald N. Zebeck (age 44, a director since 1996) is President and Chief Executive Officer of the Company. He has been President of a subsidiary of the Company since March 1994, and has served as Chairman of the Board of Direct Merchants Credit Card Bank, National Association, a subsidiary of the Company, since July 1995. Mr. Zebeck was Managing Director, GM Card Operations of General Motors Corporation from 1991 to 1993, Vice President of Marketing and Strategic Planning of Advanta Corporation (previously known as Colonial National Bank USA) from 1987 to 1991, Director of Strategic Planning of TSO Financial (later Advanta Corporation) from 1986 to 1987, and held various credit card and credit-related positions at Citibank affiliates from 1976 to 1986. He is also a director of MasterCard International, Inc.

     The persons named in the enclosed proxy intend to vote the proxy for the election of each of the nominees on the proxy card unless you indicate on the proxy card that your vote should be withheld from one or more nominees. Each nominee elected as a director will continue in office until his successor has been elected or until his death, resignation or retirement. We expect each nominee for election as a director to be able to serve. If any nominee is not able to serve, proxies will be voted in favor of the one remaining and may be voted for a substitute for the nominee unable to serve.

--------------------------------------------------------------------------------
     The Board recommends a vote FOR the election of Lee R. Anderson, Sr. And John A. Cleary to the Board.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   Proposal Two: Approval of an Increase in the Number of Shares Reserved for Issuance under the Metris Companies Inc. Non-Employee Director Stock Option Plan
--------------------------------------------------------------------------------

     We are asking for your approval of an increase in the number of shares of the Company's Common Stock to be reserved for issuance under the Company's Non-Employee Director Stock Option Plan (the "Plan") from 100,000 shares to 250,000.

     On October 24, 1996, the Board first approved the Plan reserving 20,000 shares of Common Stock to be available for awards of stock options to non-employee directors. On April 24, 1997, the Board approved an increase in the number of shares available to 100,000, subject to shareholder approval. This approval was obtained at last year's annual meeting.

     The text of the Plan is set forth in the Appendix delivered with this Proxy Statement. The following is intended to be a summary of the Plan's principal terms and does not purport to be a complete statement of its terms. It is subject to, and qualified in its entirety by reference to, the Plan in the Appendix.

Why is the Plan Important?

     The Plan is a major means by which the Company attracts and retains experienced and knowledgeable directors from outside the Company. Stock option awards align directors' interests with the interests of the Company's shareholders.

Who Participates in the Plan?

     Only directors who are not employees of the Company, its subsidiaries or any entity that owns at least 20% of the outstanding shares of the Company's Common Stock are eligible to participate. Currently, there are six non-employee directors, but this number will be increased by the four directors elected to represent holders of the Series C Preferred Stock.

What are the Terms of the Plan?

     The Plan currently requires that the option price for all options granted under the Plan shall be determined by the Board, but shall not be less than 100% of the fair market value per share of the Common Stock as of the date of grant of such option. The Plan states that the fair market value shall be the closing price of the Common Stock as reported on The Nasdaq Stock Market(R) the day before the grant. On March 19, 1999, the fair market value of a share of Common Stock was $40.25.

     The Company may accept as payment for the exercise price (i) cash, (ii) shares of Common Stock owned by the director having a fair market value equal to the exercise price, (iii) retention of some of the shares being exercised, (iv) any combination of the foregoing or (v) such other consideration as the Board shall deem fair.

     The Board may set any term for the length of the options provided the term does not exceed fifteen years from the grant date.

     The Board administers the Plan. The Board has the authority to do each of the following:

     o    determine the directors who are to receive grants;

     o    determine the time or times at which options shall be granted;

     o    determine the number of shares underlying the options;

     o determine the terms of the exercise of options, including the vesting schedule;

     o    interpret the Plan;

     o    make all rules and regulations pertaining to the Plan; and

     o make all other determinations necessary or advisable in connection with the administration of the Plan.

The Board may amend the Plan in any respect whatsoever, provided that the Board shall not amend the Plan to adversely affect the holder of any option whose grant was before such amendment nor may the Board amend the Plan to increase the number of shares subject thereto.

     Currently, the stock available for grant of options under the Plan is 100,000 shares. Such amount is adjustable if there is any change in the Common Stock of the Company due to a merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other changes in the corporate structure. In the event any of such change, adjustments will be made in the aggregate number of shares subject to the Plan, the number of shares subject to outstanding options and the option exercise prices in order to prevent dilution or enlargement of option rights.

     The Plan terminates October 30, 2006. No option shall be granted after such termination, but such termination will not alter or impair any rights or obligations under any options granted before termination.

Why Do We Need Additional Shares?

     Currently, the Board follows a policy to issue options to purchase up to 5,000 shares of Common Stock on the date a director is first elected or appointed to serve on the Board. The Board also awards options to purchase up to 5,000 shares of Common Stock to each eligible director at the second regular quarterly meeting of the Board each year. While the Plan does not require the Board to continue to follow this policy, we believe that this policy currently meets the Company's needs in attracting and retaining outside directors.

     As of the mailing of the Proxy Statement, the Board has awarded options to purchase up to 55,000 shares of Common Stock. In order to maintain its policy described above, it will grant additional options to purchase 30,000 shares for current directors at the next regularly scheduled Board meeting. This will leave only 15,000 shares to be granted under the Plan. With the addition of four directors representing the holders of Series C Preferred Stock, the Board will lack sufficient shares to continue its current policy. Commencing this year, the Board is expected to have 10 non-employee directors. This number necessitates the increase of shares reserved for issuance under the Plan to 250,000 shares.

     The options currently granted under the Plan are all currently exercisable, and the options to be granted in April will be immediately exercisable upon their grant date.

What are the Tax Consequences of the Plan?

     The grant of an option is not expected to result in any taxable income for the recipient. Upon exercising the option, the director must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price. The Company will be entitled at that time to a tax deduction for the same amount.

What Benefits will the Directors Receive?

     As of the date of this Proxy Statement, we have made no awards of options which would rely upon the increase in the number of shares for which we are seeking approval. The Plan provides that awards are at the discretion of the Board, and therefore, future awards are not determinable. Moreover, the value of such awards in the future is dependent upon market volatility and other factors that cannot be predicted at this time. Additional information about stock options awarded to non-employee directors during fiscal year 1998 is provided in the following table:

--------------------------------------------------------------------------------
Name (1)                Dollar Value (2)     Number of shares underlying Options
--------------------------------------------------------------------------------
Lee Anderson, Sr.          $186,452                          5,000
--------------------------------------------------------------------------------
John Cleary                $189,007                          5,000
--------------------------------------------------------------------------------
Dudley Mecum               $186,452                          5,000
--------------------------------------------------------------------------------
Derek Smith                $186,452                          5,000
--------------------------------------------------------------------------------
Frank Trestman             $186,452                          5,000
--------------------------------------------------------------------------------

(1) Mr. Cleary received his shares upon commencement of his service with the Board. The others received theirs because they were serving at the time of the second regularly scheduled quarterly meeting. This coming year, Mr. Deikel will be entitled to receive 5,000 options along with each of these directors and those directors representing the holders of the Series C Preferred Stock.

(2) Based upon the Black-Scholes option pricing model. We used the same assumptions as set forth at footnote 1 for the table Option Grants in Last Fiscal Year at page 15.

--------------------------------------------------------------------------------
     The Board recommends a vote FOR the above proposal to approve an increase in the number of shares reserved for issuance under the Metris Companies Inc. Non-Employee Director Stock Option Plan from 100,000 to 250,000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Proposal Three: Approval of the Metris Companies Inc.
                          Employee Stock Purchase Plan
--------------------------------------------------------------------------------

     Proposal three is a proposal to approve the Metris Companies Inc. Employee Stock Purchase Plan (the "ESPP"). The Board believes that the adoption of an employee stock purchase plan is in the best interests of the Company. The ESPP will encourage employees to become shareholders by providing them an attractive opportunity to purchase the Company's Common Stock. As shareholders, employees will be more likely to think and act like owners of the Company. Their interests become aligned with those of the shareholders in general. Also, the ESPP will be an attractive addition to the Company's existing compensation packages, making the Company more competitive in attracting employees.

     The text of the ESPP is set forth in the Appendix delivered with this Proxy Statement. The following is intended to be a summary of the ESPP's principal terms and does not purport to be a complete statement of its terms. It is subject to and qualified in its entirety by reference to the ESPP in the Appendix.

Who is Eligible to Participate Under the ESPP?

     Any employee of the Company or any subsidiaries of the Company (within the meaning of Section 424(f) of the Code), who meets the following criteria is eligible to participate under the ESPP:

     o    the employee's employment is for more than 20 hours per week;

     o    the employee's employment is for more than five months per year; and

     o the employee has been continuously employed by the Company or its subsidiaries for at least six months.

All participating employees under the ESPP will have equal rights and privileges. Currently, there are approximately 2,100 full and part-time employees of the Company.

What are the Principal Terms of the ESPP?

     Eligible employees may elect on a semi-annual basis to have up to 15% of their compensation deducted and paid into the ESPP for the upcoming six months (the "Purchase Period"). At the end of the Purchase Period, the amount deducted and credited to the employee's account in the ESPP is automatically applied toward the purchase of the Company's Common Stock at a purchase price per share (the "Purchase Price") equal to the lesser of :

     o 85% of the fair market value of a share of Common Stock on the first day of the Purchase Period; and

     o 85% of the fair market value of a share of Common Stock on the last day of such Purchase Period.

No employee may purchase shares if (i) the employee would own 5% or more of the total combined voting power or value of all classes of the stock of the Company,
(ii) for any calendar year, such purchases of Common Stock under the ESPP along with purchases under other Company plans qualified under Section 423 of the Code would exceed $25,000 in fair market value (as determined on the first day of the Purchase Period), or (iii) for any Purchase Period, the number of shares purchased would exceed the whole number of shares that $12,500 would purchase.

     An employee may terminate his or her participation in the ESPP at any date prior to a date set by the Committee for termination of participation for such Purchase Period. An employee choosing to terminate will receive a refund in cash of amounts deducted for that Purchase Period plus the securities purchased in prior Purchase Periods. An employee may also elect to receive a distribution of shares in his or her account at any time provided such employee withdraws a minimum of 25 shares. No employee may transfer his or her right to purchase shares in any Purchase Period.

     The Company will fulfill its delivery obligations by delivering (1) previously acquired treasury shares, (2) authorized and unissued shares, (3) shares acquired on the open market, or (4) any combination of the foregoing. A total of 850,000 shares of Common Stock, which would represent approximately 4.4% of the total shares currently outstanding, may be sold under the ESPP.

     The fair market value of a share of Common Stock as of the close of business on March 19, 1999 was $40.25.

When Will the ESPP Take Effect?

     If approved by shareholders, the ESPP will commence July 1, 1999.

Who Will Administer the ESPP?

     The Board will appoint a committee (the " ESPP Committee") to administer the ESPP. The ESPP Committee membership will consist of two or more members of the Board.

What Authority Does the ESPP Committee Have?

     The ESPP Committee has the full power and authority to

     o interpret and administer the ESPP and any instrument or agreement entered into under the ESPP;

     o establish such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the ESPP; and

     o make any other determination and take any other action that the ESPP Committee deems necessary or desirable for the administration of the ESPP.

All decisions of the ESPP Committee are final, conclusive and binding upon all persons, including the Company, any participant and any other employee of the Company.

May the ESPP be Amended or Terminated Without the Approval of Shareholders?

     The Company, by Board or ESPP Committee action, may terminate the ESPP at any time. The ESPP will automatically terminate when the maximum number of shares to be sold under the ESPP has been reached.

     The Board or the ESPP Committee may amend the ESPP for any reason, except for any amendment that would:

     (a) materially adversely affect any purchase rights outstanding under the ESPP during the Purchase Period in which such amendment is to take effect;

     (b) increase the number of shares of Common Stock which may be purchased under the ESPP;

     (c) decrease the Purchase Price below the lesser of 85% of the fair market value thereof on the first day of such Purchase Period and 85% of the fair market value on the last day of such Purchase Period; or

     (d) adversely affect the qualification of the ESPP under section 423 of the Code.

     In addition, upon a "change of control" as defined in the ESPP, the then current Purchase Period will terminate and the cash credited to a participant's account will be applied to purchase shares. The ESPP shall then terminate.

What are the Federal Tax Consequences of the ESPP?

     The Company expects the ESPP to be an "employee stock purchase plan" under
Section 423 of the Code. Assuming that is the case, employees who participate in the ESPP will not recognize income (and the Company will not receive any deduction) at the time they purchase the shares even though the employees will purchase at a discount. Employees, however, will recognize income when they sell or dispose of the shares.

     The tax consequences to an employee of selling or disposing of the shares generally depends upon the length of time he or she held such shares. If an employee sells or disposes of the shares at a gain after the "statutory holding period," as defined below, the employee will recognize ordinary income equal to the lesser of (a) 15% of the stock's fair market value on the first day of the Purchase Period and (b) the difference between the fair market value at the time of sale and the amount the employee paid for the stock. Any gain exceeding this amount is taxed as a capital gain. If the stock is sold at a loss after the statutory holding period, the employee has a capital loss equal to the difference between the price at which the employee sells the stock and the price the employee paid for the stock. The employee recognizes no ordinary income in this situation.

     If the employee sells for a gain during the statutory holding period, the employee recognizes ordinary income equal to the difference between fair market value on the last day of the Purchase Period and the amount the employee paid for the stock. This ordinary gain is recognized even if the employee's actual gain is less than this amount. Any gain exceeding this amount is taxed as a capital gain.

     If the employee sells the stock at a loss during the statutory holding period, the employee recognizes ordinary income equal to the difference between fair market value on the last day of the Purchase Period and the amount the employee paid for the stock. The employee's basis in the stock is increased by the ordinary income recognized, and the employee has a capital loss equal to the difference between the adjusted basis of the stock and the sales price.

     The Company receives a deduction equal to the employee's ordinary income recognized as compensation.

     The statutory holding period is the later of (i) two years after the first day of the Purchase Period in which the stock was purchased and (ii) one year after the last day of such Purchase Period.

     The foregoing is only a summary of federal income tax consequences to the Company and participating employees. This summary does not purport to cover tax consequences that might arise in every individual circumstance. Participants are urged to consult their own tax counsel.

What are the Benefits to Participants?

     It is not possible to determine the benefits to any particular individual or any group of employees. Benefits under the ESPP are dependent entirely upon
(1) an employee's decision to participate, (2) the extent of such participation, and (3) the extent to which the fair market value of the Common Stock increases during a Purchase Period.

--------------------------------------------------------------------------------
     The Board recommends a vote FOR the above proposal to approve the Metris Companies Inc. Employee Stock Purchase Plan.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              Proposal Four: Approval of the Metris Companies Inc.
                         Management Stock Purchase Plan
--------------------------------------------------------------------------------

     Proposal four is a proposal to approve the Metris Companies Inc. Management Stock Purchase Plan (the "MSPP"). The Board believes that the adoption of a management stock purchase plan is in the best interests of the Company. The MSPP, through partial Company matches, will encourage management to defer receipt of cash bonuses in favor of investing in the future performance of the Company, promoting a proprietary interest in management. In addition, such program will aid the Company in attracting talented management.

     The text of the MSPP is set forth in the Appendix delivered with this Proxy Statement. The following is intended to be a summary of the principal terms of the MSPP and does not purport to be a complete statement of its terms. It is subject to, and qualified in its entirety by reference, to the MSPP set forth in the Appendix.

Who is Eligible to Participate Under the MSPP?

     Any employee whose job title is Senior Vice President or higher and who participates in the Metris Management Incentive Bonus Plan (the "Management Bonus Plan") is eligible to participate in the MSPP. Currently, there are approximately 13 employees eligible to participate under the MSPP.

What are the Principal Terms of the MSPP?

     Under the MSPP, a participant may elect to defer up to 50% of the participant's bonus received under the Management Bonus Plan, which amount is credited to a stock purchase account (the "Stock Purchase Account"). The amount of the participant's contribution is immediately vested.

     As of the date the participant contributes to his or her Stock Purchase Account, the Company will make a match of such amount at a rate equal to $1 for every $3 contributed by the participant. This company match becomes vested on the third anniversary of the end of the calendar year that gave rise to the bonus under the Management Bonus Plan.

     Amounts credited to the Stock Purchase Account are deemed invested in whole and fractional shares of the Company's Common Stock. On the day the amounts are credited, the participant will be deemed to have invested in the number of whole and fractional shares having a fair market value equal to the contributions on that day. The value of the account will therefore float with the fair market value of such shares thereafter.

     Unless an employee's employment is terminated, amounts contributed to the Stock Purchase Account must remain in such account for three years (two years in the case of contributions during the first year of the MSPP). A participant may elect to withdraw those contributions that have met the holding period plus the amount of any return arising from his or her deemed investment in the Company's Common Stock and vested Company Matches for such contributions, also adjusted for the deemed invested returns. Upon termination of employment, a participant shall be entitled to receive all of his or her contributions adjusted for the deemed investment return plus the amount of vested Company Matches adjusted for the deemed investment return. If termination is due to retirement, death or disability, all Company Matches are deemed to have vested. Participants will have the opportunity to designate beneficiaries for payment in the event of death.

     Participants will be paid in whole shares of the Company's Common Stock plus cash in the amount of any fractional shares. The Company will not be obligated to deliver shares until all required actions under the securities laws have been taken and all rules and listing requirements of any exchange or automatic quotation systems has occurred, free of any conditions not acceptable to the Company. The Company may also deliver shares bearing a legend restricting sale except in compliance with the Securities Act of 1933, as amended.

     Upon a "change of control" as defined in the MSPP, the Board may make adjustments to outstanding awards, including without limitation, causing the amount in a Stock Purchase Account attributable to a Company Match to vest. In addition, it may cancel each Stock Purchase Account and give each participant a cash payment equal to (a) the higher of (i) the highest per share offered stockholders in any transaction causing the change of control and (ii) the fair market value of the stock prior to the change of control multiplied by (b) the number of shares in the participant's deferred Stock Purchase Account.

When Will the MSPP Take Effect?

     If approved by the shareholders, the MSPP will become effective January 1, 2000, and bonuses paid for the calendar year 1999 may be deferred when paid after January 1, 2000.

Who Will Administer the Plan?

     The MSPP will be administered by a "committee" designated by the Board consisting of two or more members of the Board, each of whom is a non-employee director within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. As the members of the current Compensation Committee meet this requirement, the Board intends to designate the Compensation Committee, although the Board reserves the right to designate another committee meeting these requirements.

What Powers Will the Committee Have?

     The committee will have the following obligations, duties and powers under the MSPP:

     o adjust the number and class of securities deemed held in the Stock Purchase Accounts in the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization (a "Recapitalization Event"); and

     o administer the MSPP, including taking any action that may accelerate the vesting of company matches, and to interpret the MSPP and establish such rules and regulations necessary or desirable for the administration of the MSPP.

What Number of Shares May be Available Under the MSPP?

     Subject to adjustments for Recapitalization Events, 150,000 shares of Common Stock will be available for allocation under the MSPP. This represents less than 1% of the outstanding Common Stock on the record date. The aggregate number of shares allocated to Stock Purchase Accounts shall reduce the availability of shares. If shares allocated to an account become forfeited (i.e. the employee leaves while Company Matches are unvested), such shares shall again become available.

How Will the Company Meet its Obligations to Deliver Shares?

     The Company will deliver shares from (1) authorized and unissued shares of Common Stock, (2) issued shares of Common Stock reacquired by the Company and held as treasury shares, or (3) a combination of the foregoing.

May the MSPP be Amended without Shareholder Approval?

     The Board may amend the MSPP as it deems advisable, subject to shareholder approval if required by applicable law. Even if not required by law, however, the Board may not increase the number of shares available under the MSPP without shareholder approval.

What are the Federal Tax Consequences of the MSPP?

     A participant will not recognize taxable income on amounts credited to his Stock Purchase Account until shares of Common Stock are distributed to the participant under the MSPP.

     A participant will be required to recognize taxable income at the time shares of Common Stock are distributed to the participant in an amount equal to the fair market value of such shares of Common Stock on the date of distribution. The Company will be entitled to a tax deduction at the same time and in the same amount.

What are the Benefits to Participants?

     It is not possible to determine the benefits or amounts that will be received by any participant in the year the MSPP takes effect or for any year thereafter as benefits are dependent upon (1) the amount of bonus payments which are dependent upon attaining performance factors that are set each year and (2) the amount the participant chooses to contribute to the MSPP.

--------------------------------------------------------------------------------
     The Board recommends a vote FOR the above proposal to approve the Metris Companies Inc. Management Stock Purchase Plan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Proposal Five: Approval of an Amended and Restated Annual Incentive Plan
                        for Designated Corporate Officers
--------------------------------------------------------------------------------

     Proposal five is a proposal to approve an Amended and Restated Annual Incentive Plan for Designated Corporate Officers (the "Amended Annual Incentive Plan"), which amends and restates the Company's current Annual Incentive Plan for Designated Corporate Officers (the "Current Annual Incentive Plan"). The Amended Annual Incentive Plan will permit officers receiving bonuses under this plan instead of the Management Bonus Plan to defer a portion of their bonuses and to have such deferred amounts credited to a stock purchase account. The amendments, like the MSPP discussed in Proposal four, are designed to meet the Compensation Committee's goal of aligning compensation with shareholder interests.

     The text of the Amended Annual Incentive Plan is set forth in the Appendix delivered with this Proxy Statement. The following is intended to be a summary of the Amended Annual Incentive Plan's principal terms and does not purport to be a complete statement of its terms. It is subject to, and qualified in its entirety by reference, to the Amended Annual Incentive Plan in the Appendix.

What are the Principal Terms of the Current Annual Incentive Plan?

     The Company adopted the Current Annual Incentive Plan in 1996 and received shareholder approval for it at the 1997 Annual Meeting of Shareholders. In 1998, the Company decided to amend certain provisions of the Current Annual Incentive Plan, which amendments were approved by shareholders at the 1998 Annual Meeting of Shareholders.

     The Current Annual Incentive Plan contains the following principal terms:

     o The Compensation Committee of the Company selects during the first 90 days of a performance period (the 12 calendar months for which a bonus will be paid, hereafter the "Performance Period") participants from officers holding the position of Senior or Executive Vice Presidents.

     o During the first 90 days of the Performance Period, the Compensation Committee sets the participant's base pay, targeted bonus percentages and the Company's performance factor and the target or targets to be used in determining if performance requirements have been met.

     o Bonuses are paid in amounts not greater than the base pay multiplied by the targeted bonus percentage multiplied by the performance factor.

     o The Company's performance factor is a percentage tied to one or more of the following targets: consolidated pre-tax earnings, net revenues, net earnings, operating income, earnings before interest and taxes, cash flow, return on equity, return on net assets employed or earnings per share.

     o No participant may receive a bonus for any Performance Period in which the applicable minimum performance factor is not met.

     o The Compensation Committee has the authority to reduce or eliminate any bonus otherwise payable, but it may not increase an amount of an award as determined under the formula.

     o Compensation payable under the Current Annual Incentive Plan may not exceed $4,000,000 to any one participant.

     o Following the close of each Performance Period and prior to the payment of any bonus, the Compensation Committee must certify in writing that the Company performance factor has been met for the bonus authorized.

     o The Compensation Committee may amend the Current Annual Incentive Plan at any time and may terminate or curtail benefits with regard to persons already receiving benefits at the time of the action and for those to receive benefits in the future.

     o The Current Annual Incentive Plan terminates on December 31, 2002, unless terminated earlier by action of the Compensation Committee. Payments may be made after termination with respect to a Performance Period that began before termination.

     By answering the questions put forth below, we highlight how the Amended Annual Incentive Plan is different from the Current Annual Incentive Plan.

Will the Amended Annual Incentive Plan have Different Eligibility Requirements?

     No, the Amended Annual Incentive Plan will not change the class of potential participants. The Amended Annual Incentive Plan will provide that the President and Chief Executive Officer is automatically a participant under the Amended Annual Incentive Plan and that the Compensation Committee may also select any Executive Vice President or Senior Vice President for participation during the first 90 days of a Performance Period. Currently, 14 employees would be eligible for selection by the Compensation Committee. An officer selected to participate in the Amended Annual Incentive Plan will no longer participate in the Management Bonus Plan.

Will the Amended Annual Incentive Plan Change the Cap on the Amounts Payable Under the Amended Annual Incentive Plan?

     Yes, but only because of the new feature providing for a stock purchase plan. Because the Company will match amounts deferred to purchase Common Stock and any purchased Common Stock may appreciate in value, additional compensation may arise due to such appreciation. The Amended Annual Incentive Plan, therefore, applies the cap of $4,000,000 in any one Performance Period to bonus payments only. Since the Company will match $1 for every $3 a participant defers, a Company Match may equal an additional $666,667 paid under the Amended Annual Incentive Plan. This assumes a bonus payment of $4,000,000 of which $2,000,000 is deferred to purchase Common Stock.

Will the Termination Date Remain the Same?

     No. The Amended Annual Incentive Plan will terminate on December 31, 2003.

Will Bonuses Still be Paid in Cash After Certification that Performance Factors Have Been Attained?

     Not necessarily. Under the Amended Annual Incentive Plan, the Compensation Committee will still have to certify that the performance factors authorizing the bonus amount have been met. However, now the participant will only receive 50% of his or her bonus in cash with the remaining 50% to be deferred automatically and credited to a Deferred Stock Account. A participant must affirmatively elect not to participate in a Deferred Stock Account if he or she wishes to receive his or her full bonus in cash.

What Are the Principal Terms of the Amended Annual Incentive Plan Regarding the Deferred Stock Accounts?

     These particular amendments will provide to officers participating in the Amended Annual Incentive Plan the right to invest and purchase stock in the same manner as participants in the MSPP discussed in Proposal four. However, 50% of a participant's bonus under the Amended Annual Incentive Plan are automatically deferred unless the participant notifies the Company he or she does not want to defer or wishes to defer a lesser amount. The company match will also be the same. For a summary of the terms, please read the answer to the question "What are the Principal Terms of the MSPP?" in Proposal four on page 32 of this Proxy Statement.

When Will the Amended Annual Incentive Plan Take Effect?

     If approved by the shareholders, the Amended Annual Incentive Plan will become effective January 1, 2000, and bonuses paid for the calendar year 1999 may be deferred when paid after January 1, 2000. If the Amended Annual Incentive Plan is not approved, the existing Annual Incentive Plan will continue.

Who Will Administer the Amended Annual Incentive Plan?

     The Amended Annual Incentive Plan will continue to be administered by the Compensation Committee.

What Powers Will the Compensation Committee Have?

     The Compensation Committee will continue to have the obligations, powers and duties under the Amended Annual Incentive Plan as it has under the Current Annual Incentive Plan. In addition, it will have the additional obligations, powers and duties with respect to administering the Deferred Stock Accounts. These will be the same obligations, powers and duties the Committee has administering the MSPP. For a description, please review the answer to the question, "What Powers will the Committee?" appearing on page 34 of this Proxy Statement.

What Number of Shares will be Available Under the Amended Annual Incentive Plan?

     Subject to adjustments for Recapitalization Events, 150,000 shares of common stock will be available for allocation under the Amended Annual Incentive Plan. This represents less than 1% of the outstanding Common Stock on the record date. The aggregate number of shares allocated to Deferred Stock Accounts shall reduce the availability. If shares allocated to an account become forfeited (i.e. the employee leaves while company matches are unvested), such shares shall again become available.

How Will the Company meet its Obligations to Deliver Shares?

     The Company will deliver shares from (1) authorized and unissued shares of Common Stock or (2) issued shares of Common Stock reacquired by the Company and held as treasury shares.

May the Amended Annual Incentive Plan be Amended without Shareholder Approval?

     The Compensation Committee will continue to have the right to amend the Amended Annual Incentive Plan prospectively at any time for any reason without notice to any person. It may likewise terminate or curtail the benefits provided by the Amended Annual Incentive Plan both with regard to persons already receiving benefits and persons expecting to receive benefits in the future under such plan. Nonetheless, the Company may seek shareholder approval of any change if the Company determines such approval is necessary to maintain the Amended Annual Incentive Plan as a performance based compensation plan under Section 162(m) of the Internal Revenue Code.

What are the Federal Tax Consequences of the Amended Annual Incentive Plan?

     The tax consequences to participants purchasing stock pursuant to the Amended Annual Incentive Plan are the same as those for participants in the MSPP as set forth in "What are the Federal Tax Consequences of the MSPP?" on page 34 of this Proxy Statement.

What are the Benefits to Participants?

     It is not possible to determine the benefits or amounts that will be received by any participant in the year the Amended Annual Incentive Plan takes effect or for any year thereafter. Benefits are dependent upon (1) the amount of bonus payments that are dependent upon attaining performance factors that are set each year and (2) the amount the participant chooses to contribute to his or her Deferred Stock Account.

--------------------------------------------------------------------------------
     The Board recommends a vote FOR the above proposal to approve an Amended and Restated Annual Incentive Plan for Designated Corporate Officers.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Proposal Six: Approval of the Metris Companies Inc. Amended
             and Restated Long-Term Incentive and Stock Option Plan
--------------------------------------------------------------------------------

     On March 19, 1999, the Board amended and restated the 1996 Metris Long-Term Incentive and Stock Option Plan (the "Incentive Stock Plan" and as such is proposed to be amended, the "Amended Incentive Stock Plan"), subject to shareholder approval. The Board amended the Incentive Stock Plan to (i) to extend the term to March 19, 2009, (ii) include technical changes to awards of Performance Awards (which have yet to be issued) to conform with Section 162(m) of the Code and obtain approval of the performance goals for such Performance Awards and (iii) make certain other technical changes. The Company is not seeking to increase the number of shares available under the Incentive Stock Plan.

     The text of the Amended Incentive Stock Plan is set forth in the Appendix delivered with this Proxy Statement. The following is intended to be a summary of the Amended Incentive Stock Plan's principal terms and does not purport to be a complete statement of its terms. It is subject to, and qualified in its entirety by reference to the Amended Stock Incentive Plan in the Appendix.

What is the Purpose of the Amended Incentive Stock Plan?

     The purposes of the Amended Incentive Stock Plan are specifically to stimulate the efforts of employees of the Company and to align their interest with the interests of shareholders.

Why Does the Company Want to Amend the Incentive Stock Plan?

     The Incentive Stock Plan provided for awards of cash or stock as "Performance Awards." At the time, the Company did not believe it necessary to make compensation given as a Performance Award "qualified performance based compensation" under Section 162(m) of the Code. The Board has now determined that it would be best to give the Committee the flexibility to make Performance Awards eligible to be treated as "qualified performance based compensation." In order to do so, the performance goals must be disclosed and approved by shareholders. In addition, although the Incentive Stock Plan has always had a limitation on the number of shares that may be granted under the Incentive Stock Plan (which number is not being amended), it did not have a limit on the amount of cash that could be given as a Performance Award. This limitation must be approved by shareholders and is being set at $6,000,000 for any three year period.

     If the Amended Incentive Stock Plan is not approved, Performance Awards to the top five highly compensated employees may not be deductible by the Company. The Compensation Committee will continue to have the right and reserves the right to make Performance Awards under the existing Incentive Stock Plan even if such awards cannot qualify as performance based compensation under Section 162(m) of the Code.

     The existing Incentive Stock Plan will continue if the Amended Incentive Stock Plan is not approved.

How Many Shares are Available for Issuance in the Amended Incentive Stock Plan?

     Under the Amended Incentive Stock Plan, the Company will be able to issue up to 4,000,000 shares of Common Stock. The Company is not seeking an increase in this amount. The number of shares available at any time is subject to adjustment in the event of stock splits, stock dividends and other situations. Currently, the Company has issued or granted options to purchase shares for 2,835,975 under the Incentive Stock Plan, which amount will be assumed under the Amended Incentive Stock Plan. Assuming no forfeiture of any awards or other instances in which awards may be "reused," the Amended Incentive Stock Plan will have 1,164,025 shares still available for awards.

     The Board is adopting one technical change with respect to the shares available. Although the Incentive Stock Plan permits the "reusage" of shares not issued, the Amended Incentive Stock Plan specifically permits shares to become available again under the Amended Incentive Stock Plan upon the following:

     (i)  the expiration, termination, cancellation or forfeiture of any award;
          or

     (ii) the delivery or withholding of shares to pay all or a portion of any exercise price or to satisfy all or a portion of the tax withholding obligations relating to an award.

Who is Eligible to Participate Under the Amended Incentive Stock Plan?

     Participants in the Amended Incentive Stock Plan are selected by the Compensation Committee of the Company from all full and part-time employees, consultants or independent contractors to the Company or any of its subsidiaries. Only full or part-time employees, however, are eligible to receive incentive stock options. Currently, the Company employs approximately 2,100 full and part-time employees. A participant may not receive grants of awards under the Amended Incentive Stock Plan if such awards would be based upon shares in excess of 675,000 shares in any calendar year.

When will the Amended Incentive Stock Plan take Effect?

     The Amended Incentive Stock Plan will take effect immediately upon the approval by shareholders at this Annual Meeting.

Who Will Administer the Amended Incentive Stock Plan?

     The Compensation Committee administers the Incentive Stock Plan and will administer the Amended Incentive Stock Plan if approved. Currently, the Compensation Committee consists of four persons appointed by the Board, all of whom are "Non-Employee Directors" under Rule 16b-3 of the Exchange Act and "outside directors" under Section 162(m) of the Code. The Board may fill vacancies, add members or remove members provided there are at least two members and that all members are disinterested persons or outside directors.

     The Compensation Committee has the authority to: (1) determine the purchase price of the Common Stock covered by an award, (2) determine the participants,
(3) determine times at which such option or awards may be granted, (4) determine the form of payment to be made upon exercise of any award, (5) determine the terms of exercise of any options or award; (6) accelerate the time at which any option or award may be exercised; (7) to modify the terms of any Award prior to the execution of an Agreement and to do so after the execution of an agreement with the grantee's consent; (8) interpret the Amended Incentive Stock Plan or any agreement regarding an award; (9) prescribe rules regarding the Amended Incentive Stock Plan; and (10) make all other determinations necessary or advisable. The Compensation Committee will determine the terms of awards and may include provisions for early vesting or other benefits due to any change of control as the Committee may define such terms in an agreement. Such provisions could have an anti-takeover effect.

When Will the Amended Incentive Stock Plan Terminate?

     The Amended Incentive Stock Plan will continue in effect until all shares of Common Stock available for issuance have been issued under the Amended Incentive Stock Plan, or until March 19, 2009, whichever is earlier. This is an extension of the existing Incentive Stock Plan which terminates on October 31, 1999. The Amended Incentive Stock Plan may be terminated at such earlier time as the Board may determine.

What are the Awards That May be Made Under the Amended Incentive Stock Plan?

     The Amended Incentive Stock Plan provides for various types of awards (the "Awards") including the following: stock options ("Options"); stock appreciation rights ("SARs"), shares that are restricted from disposition until the participant meets certain conditions ("Restricted Stock") and performance awards that may be payable in cash or Common Stock ("Performance Awards"). These Awards are permitted under the existing Incentive Stock Plan.

     Options may be either incentive stock options ("ISOs") or nonqualified stock options ("NQSOs"). For ISOs and for NQSOs that are intended to qualify as qualified performance based compensation under Section 162(m) of the Code, the option price will be no less than the fair market value of the Common Stock at the time of grant. ISOs will meet all requirements of Section 422 of the Code. Except for these restrictions relating to ISOs, the Compensation Committee will determine all the terms of Options. No material changes are being made with respect to Option Awards.

     SARs are the right to receive an amount equal to the appreciation in value of the shares upon which the SARs are based from the time the SAR is awarded until the grantee elects to receive payment. Participants who elect to receive payment of a SAR will receive an amount in cash, Common Stock or any combination of cash and Common Stock, as determined by the Compensation Committee. No material changes are being made with respect to SAR Awards.

     Restricted Stock is subject to forfeiture until certain conditions have been fulfilled and a period of time has elapsed. Grants of Restricted Stock shall be made at such cost as the Compensation Committee shall determine and may be issued for no monetary consideration, subject to applicable law. Such shares are non-transferable until all restrictions have been satisfied. The grantee will be entitled to voting and dividend rights with respect to the Restricted Stock from the date of grant. No material changes are being made with respect to Restricted Stock Awards.

     Performance Awards may be payable in cash or Common Stock of the Company. Such awards will be paid if performance goals established by the Committee are met by the grantee within periods set by the Committee. These periods may be shorter than one year used in the Company's other bonus plans. If the Committee chooses to make an award that will constitute performance based compensation pursuant to Section 162(m) of the Code, the Committee will select a performance target based upon one or more of the following performance goals: consolidated pre-tax earnings, net revenues, net earnings, operating income, earnings before interest and taxes, cash flow, return on equity, return on net assets employed or earnings per share. Performance Awards payable in Common Stock may not exceed the share limitation for any one person set forth above. Performance Awards payable solely in cash and not involving the issuance of shares or a SAR, will not exceed $6,000,000 to any one person in the aggregate for any three year period. The Amended Incentive Stock Plan has amended provisions concerning Performance Awards in the Incentive Stock Plan by setting forth specific performance goals as set forth herein and providing a limitation on Performance Awards payable solely in cash.

     The Committee may grant awards in tandem. However, no Award except a SAR may be granted in tandem with an ISO.

     Upon the exercise of an Option or in the case of any other Award requiring a payment to the Company, payment may be made either (i) in cash or (ii) with the consent of the Committee (a) by surrender of all or any part of an Award;
(b) by the tender to the Company of Common Stock having a fair market value equal to the amount due to the Company; (c) in other property; (d) any combination of the foregoing or (e) in cash, by a broker dealer acceptable to the Company to whom the participant has delivered an irrevocable notice of exercise. At the time any Award granted under the Amended Incentive Stock Plan is distributed or exercised, the Company may withhold, in cash or shares of Common Stock, any amount necessary to satisfy withholding requirements applicable to such distribution.

     Awards will not be transferable other than by will or pursuant to the laws of descent and distribution. Awards will be exercisable during the grantee's lifetime only by the grantee.

What are the Principal Federal Tax Consequences?

     The following discussion summarizes the Federal income tax consequences to participants who may receive awards under the Amended Incentive Stock Plan and to the Company arising out of the grant of such awards.

     Incentive Stock Options. A participant will not realize taxable income upon the grant or exercise (except for purposes of the alternative minimum tax) of an ISO. If the participant holds the shares acquired on the exercise of an ISO for two years from the date of grant and one year after the transfer of such shares to the participant, he or she will recognize a long-term capital gain or loss upon their subsequent sale or exchange. In such case, the Corporation will not be entitled to a tax deduction. If a participant does not hold the shares acquired on the exercise of an ISO for that holding period, he or she will recognize ordinary income in the year of disposition of such shares equal to the excess of (a) the lesser of (i) the amount realized upon such disposition and
(ii) the fair market value of such shares on the date of exercise over (c) the exercise price. To the extent that the amount realized on such sale or exchange exceeds the market value of the shares on the date of the ISO exercise, the participant will recognize capital gains. The Company will be entitled to a tax deduction in the amount of the ordinary income reportable by the participant. The excess of the fair market value on the date of exercise of an ISO of the shares acquired over the exercise price may in certain circumstances constitute alternative minimum taxable income.

     Nonqualified Stock Options. Upon the grant of an NQSO, a participant will not be in receipt of taxable income. Upon exercise of such stock option, a participant will be in receipt of ordinary income in an amount equal to the excess of the fair market value of the acquired shares over their exercise price. The Company will be entitled to a tax deduction, in the year of such exercise, equal to the amount of such ordinary income, except to the extent the deduction limit of Section 162(m) of the Code applies.

     Stock Appreciation Rights. Upon the grant of SARs, a participant will not be in receipt of taxable income. Upon the exercise of SARs, a participant will be in receipt of ordinary income in an amount equal to any cash payment and the market value of any shares distributed. The Company will be entitled to a tax deduction equal to the income reportable by the participant, provided that the exercise price was equal to the fair market value of stock at the date of grant.

     Restricted Stock and Performance Awards in Shares. Grantees of Restricted Stock and Performance Awards payable in shares do not recognize income at the time of grant. However, when shares of Restricted Stock are no longer subject to a substantial risk of forfeiture or when shares awarded as Performance Awards are paid, grantees recognize ordinary income in an amount equal to the fair market value of the stock less, in the case of Restricted Stock, the amount paid, if any, for the shares. Alternatively, the grantee of Restricted Stock may elect to recognize income upon the grant and not at the time the restrictions lapse. The Company is entitled to deduct an amount equal to the ordinary income recognized by the grantee unless prohibited by any restrictions of Section 162(m) of the Code regarding certain highly compensated officers.

     Cash Awards and Dividends. Cash awards and dividends are taxable as ordinary income when paid. The Company is entitled to deduct the amount of a cash award (unless restriction under Section 162(m) of the Code apply) and dividends on Restricted Stock that has not yet been recognized as income when such amounts are paid to the recipient.

May the Amended Incentive Stock Plan be Amended Without Shareholder Approval?

     Yes, the Board may amend or discontinue the Amended Incentive Stock Plan, at any time; provided, however, no amendment of the Amended Incentive Stock Plan shall occur without shareholder approval that would (i) violate the rules or regulations of the National Association of Securities Dealers or the Nasdaq Stock Market(R), or any other securities exchange applicable to the Company or
(ii) cause the Company to be unable to grant ISOs. No amendment or termination shall adversely impair any Award granted before such amendment or termination without the grantee's consent.

What Benefits Will Participants Receive?

     It is not possible to determine the benefits to be received by participants. The Amended Incentive Stock Plan provides that Awards are at the discretion of the Committee, and therefore, Awards are not determinable. The value of the Awards is not determinable. Moreover, the value of the awards is dependent upon market volatility and other factors that cannot be predicted at this time. However, Awards made under the existing Incentive Stock Plan to the named executive officers for the past fiscal year are set forth in this Proxy Statement in the table designated "Option Grants in Last Fiscal Year" appearing on page 15 of this Proxy Statement.

--------------------------------------------------------------------------------
     The Board recommends a vote FOR the Amended Stock Incentive Plan.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Chart of Company Plans
--------------------------------------------------------------------------------

     For your convenience, we have provided a chart that lists each of the Company's plans set forth in proposals two through six. The chart identifies the plan, the primary benefits and the parties eligible to receive each benefit.

------------------------------------------------------------------------------------------------
             Plan                          Benefits                       Participants
------------------------------------------------------------------------------------------------
Non-Employee Director Stock     Stock Options                    Non-employee directors
 Option Plan
------------------------------------------------------------------------------------------------
Employee Stock Purchase Plan    Opportunity to purchase Common   All full time and part-time
                                Stock at a discount              employees
------------------------------------------------------------------------------------------------
Management Stock Purchase Plan  Opportunity to defer cash        Executive and Senior Vice
                                bonus payments for the           Presidents
                                purchase of Common Stock and
                                receive a Company Match
------------------------------------------------------------------------------------------------
Amended and Restated Annual     Bonus plan for CEO and other     CEO and any designated
 Incentive Bonus Plan for       designated corporate officers    Executive or Senior Vice
 Designated Corporate Officers  which includes an opportunity    President
                                to defer a portion of bonus
                                payments to purchase stock and
                                receive a Company Match
------------------------------------------------------------------------------------------------
Amended and Restated            Options, SARs, Restricted        All employees and consultants
 Long-Term Incentive and        Stock and Performance Awards
 Stock Option Plan
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Selection of Independent Auditors
--------------------------------------------------------------------------------

     The Board has selected KPMG Peat Marwick LLP as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 1999. KPMG Peat Marwick LLP has served as the Company's independent auditors since 1996. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement and answer appropriate shareholder questions. Shareholders may submit questions concerning the financial statements of the Company either orally at the Annual Meeting or in writing before the Annual Meeting.

--------------------------------------------------------------------------------
            Section 16(a) Beneficial Ownership Reporting Compliance
--------------------------------------------------------------------------------

     Based upon a review of our records and responses to questionnaires of all reporting officers and directors, all reports required to be filed pursuant to
Section 16(a) of the Exchange Act were filed on a timely basis.

--------------------------------------------------------------------------------
     Requirements, Including Deadlines, for Submission of Proxy Proposals,
          Nominations of Directors and Other Business of Shareholders
--------------------------------------------------------------------------------

     If you wish to submit proposals to be included in our 2000 proxy statement, we must receive them on or before December 1, 1999. Please address your proposals to: Z. Jill Barclift, Secretary, Metris Companies Inc., 600 S. Highway 169, Suite 1800, St. Louis Park, Minnesota 55426.

     Under our current By-Laws, if you wish to nominate directors or bring other business before the stockholders:

     o You must notify the Secretary in writing not less than fifty (50) days nor more than seventy-five (75) days before the annual meeting.

     o If we give you less than sixty (60) days notice or prior public disclosure of the meeting date, however, you may notify us within ten
          (10) days after the notice was given.

     o Your notice must contain the specific information required in our By-Laws.

Please note that these requirements pertain only to matters you wish to bring before your fellow shareholders at an annual meeting. They are separate from the deadline to have your proposal included in our proxy statement.

     The Company is considering an amendment to these provisions at its next regularly scheduled meeting of the Board of Directors. The proposed amendment will require shareholders to notify the Company forty-five (45) days before the date we first mailed this Proxy Statement or February 15, 2000 in order for the matters to be timely. If these provisions are amended, the Company will refile its By-Laws and set the new date in its quarterly report on Form 10-Q for the quarter ended June 30, 1999. Shareholders are advised to review the Company's 10-Q's or to contact the Secretary regarding such potential changes.

     If you would like a copy of our By-Laws, we will send you one without charge. Please write to the Secretary of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Z. Jill Barclift

Z. Jill Barclift
Secretary
March 30, 1999

                          APPENDIX TO PROXY STATEMENT

                             METRIS COMPANIES INC.
                     NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

     1. Purpose of Plan. This plan shall be known as the "Metris Companies Inc. Nonemployee Director Stock Option Plan" and is hereinafter referred to as the "Plan." The purpose of the Plan is to promote the interests of Metris Companies Inc., a Delaware corporation (the "Company"), by enhancing its ability to attract and retain the services of experienced and knowledgeable outside directors and by providing an additional means for such directors to identify with the interests of the Company's shareholders.

     2. Administration.

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors"). All questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan. Any or all powers and discretion vested in the Board of Directors under this Plan may be exercised by any person or committee duly authorized by the Board of Directors except that the Board of Directors shall approve and authorize each grant, award or other similar acquisition from the Company pursuant to or in connection with the Plan.

     (b) The Board of Directors shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock (as hereinafter defined) covered by each option, (ii) to determine the directors to whom and the time or times at which such options shall be granted and the number of shares to be subject to each, (iii) to determine the terms of exercise of each option, (iv) to amend or modify the terms of any option with the consent of the optionee, (v) to amend or interpret the Plan, (vi) to prescribe, amend and rescind rules and regulations relating to the Plan, (vii) to determine the terms and provisions of each option agreement under the Plan (which agreements need not be identical), and (viii) to make all other determinations necessary or advisable for the administration of the Plan. The Board of Directors also shall have such additional authority and powers as set forth in Section 17 hereof, including the authority to amend and terminate the Plan. The Board of Directors' determinations on the foregoing matters shall be final and conclusive.

     3. Participation in the Plan. Each director of the Company shall be eligible to participate in the Plan unless such director is an officer or employee of the Company, any subsidiary of the Company, or any entity that owns at least 20% of the outstanding common stock of the Company. A director who has been granted an option under this Plan may be granted additional options under the Plan.

     4. Stock Subject to the Plan. Subject to the provisions of Section 14 hereof, the stock to be subject to options under the Plan shall be authorized but unissued shares of the Company's common stock, par value $.01 per share (the "Common Stock") or treasury shares of Common Stock. Subject to the adjustment as provided in Section 14 hereof, the maximum number of shares on which options may be exercised under this Plan shall be 250,000 shares. If an option under the Plan expires, or for any reason is terminated and unexercised with respect to any shares, such shares shall be available for options thereafter granted during the term of the Plan.

     5. Nonqualified Stock Options. All options granted under the Plan shall be nonqualified stock options that do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     6. Terms and Conditions of Options. Each option granted under this Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions of the Plan.

     7. Term of Options. Each option and all rights and obligations thereunder shall expire on the date determined by the Board of Directors as specified in the option agreement. The Board of Directors shall be under no duty to provide terms of like duration for options granted under the Plan, but the term of options granted under the Plan may not extend more than fifteen (15) years from the date of granting of such option.

     8. Exercise of Options

     (a) The Board of Directors shall have full and complete authority to determine whether an option will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Board of Directors may determine and specify in the option agreement.

     (b) The exercise of any option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. An optionee desiring to exercise an option may be required by the Company, as a condition of the effectiveness of any exercise of an option granted hereunder, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held for his or her own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state securities laws.

     (c) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company by delivery of (A) cash (including check, bank draft or money order), (B) shares of Common Stock already owned by the optionee having a fair market value as of the date of exercise equal to the full exercise price of the shares to be acquired, (C) written authorization for the Company to retain from the total number of shares of Common Stock as to which the option is exercised that number of shares having a fair market value as of the date of exercise equal to the aggregate exercise price of the options exercised, (D) any combination of the foregoing methods of payment, or (E) such other form of consideration as the Board of Directors may deem acceptable. For purposes of the preceding sentence, the fair market value of Common Stock tendered shall be determined as provided in Section 11 as of the date of exercise.

     9. Effect of Termination of Directorship or Death or Disability.

     (a) In the event that an optionee shall cease to be a director of the Company for any reason other than such person's gross and willful misconduct or such person's death or disability, (as may be determined in the sole discretion of the Board of Directors) such optionee shall have the right to exercise the option at any time within seven months after such termination of directorship to the extent of the full number of shares he or she was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

     (b) In the event that an optionee shall cease to be a director of the Company by reason of the optionee's gross and willful misconduct during the course of his or her service as a director of the Company, including but not limited to wrongful appropriation of funds of the Company, or the commission of a gross misdemeanor or felony, the option shall be terminated as of the date of the misconduct and the optionee shall have no further rights thereunder.

     (c) If the optionee shall die while serving as a director of the Company or within seven months after termination of his or her directorship for any reason other than the optionee's gross and willful misconduct or the optionee shall become disabled (as may be determined in the sole discretion of the Board of Directors) while serving as a director of the Company and such optionee shall not have fully exercised the option, such option may be exercised at any time within 12 months after the date of such death or the onset of such disability by the optionee or the optionee's legal representative, in the case of disability, or by the personal representative(s), administrator(s), or heir(s) of the optionee, in the case of death, to the extent of the full number of shares the optionee was entitled to purchase under the option on the date of death, disability, or termination of directorship, if earlier, and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

     10. Option Exercise Price. The option price for all Options granted under the Plan shall be determined by the Board of Directors but shall not be less than 100% of the fair market value per share of Common Stock as of the date of grant of such option.

     11. Fair Market Value of Common Stock. For purposes of this Plan, the fair market value of the Common Stock as of a given date shall be the closing price of the Common Stock as reported on the Nasdaq National Market on the trading date immediately preceding such date. If the Common Stock is not publicly traded on such date, the Board of Directors shall make a good faith attempt to determine such fair market value and, in connection therewith, shall take such actions and consider such factors as it deems necessary or advisable.

     12. Transfer Restrictions. No option granted under the Plan or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during such optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, except that options shall be transferable by the optionee: (a) by will or by the laws of descent and distribution as provided in Section 9(c) hereof; (b) to any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the optionee, including adoptive relationships ("immediate family members"); (c) to charitable organizations; or (d) to trusts for the benefit of immediate family members of the optionee or charitable organizations. Except as provided in Section 9 hereof with respect to disability of the optionee, and except for options that have been transferred in accordance with the provisions of this
Section 12, during the lifetime of the optionee an option granted under this Plan shall be exercisable only by the optionee.

     13. Limitation of Rights

     (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute, or be evidence of, any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

     (b) No Shareholder Rights for Options. An optionee shall have no rights as a shareholder with respect to the shares covered by options until the date of the issuance to such optionee of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued

     14. Adjustments to Common Stock. If there shall be any change in Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other changes in the corporate structure, appropriate adjustments to the Plan and outstanding options shall be made. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares subject to outstanding options and the option exercise prices thereof in order to prevent dilution or enlargement of option rights.

     15. Effective Date of the Plan. The Plan shall take effect immediately upon its approval by the affirmative vote of the majority of the directors of the Company at a duly held meeting of the Board of Directors.

     16. Time for Granting Options. Unless the Plan shall have been terminated as provided in Section 17 hereof, the Plan shall terminate upon the expiration of 10 years from the date upon which it takes effect as provided in Section 15 hereof. No option may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.

     17. Amendment of the Plan. The Board of Directors may amend the Plan in any respect whatsoever; provided however, that the Board of Directors shall not amend the Plan in a manner that adversely affects any rights of any holder of any option heretofore granted under the Plan without the consent of the holder of the option. Notwithstanding the foregoing, only the Board of Directors has the authority to amend the Plan to increase the number of shares subject thereto or to terminate the Plan.

     18. Governing Law. The place of administration of the Plan and the Agreements issued thereunder shall be in the State of Minnesota. The corporate law of the State of Delaware shall govern issues relating to the validity and issuances of Shares. Otherwise, this Plan and the Agreements issued thereunder shall be construed and administered in accordance with the laws of the State of Minnesota without giving effect to principles relating to conflict of laws.

                             METRIS COMPANIES INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose. The purpose of the Metris Companies Inc. Employee Stock Purchase Plan (the "Plan") is to provide employees of Metris Companies Inc., a Delaware corporation (the "Company"), and its Subsidiary Companies (as defined below) added incentive to remain employed by such companies and to encourage increased efforts to promote the best interests of such companies by permitting eligible employees to purchase shares of common stock, par value $.01 per share, of the Company ("Common Stock") at below-market prices. The Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of the Plan, the term "Subsidiary Companies" shall mean all corporations which are subsidiary corporations (within the meaning of Section 424(f) of the Code) and of which the Company is the common parent. The Company and its Subsidiary Companies that, from time to time, adopt the Plan are sometimes hereinafter called collectively the "Participating Companies."

     2. Eligibility. Participation in the Plan shall be open to each employee of the Participating Companies who satisfies all of the following conditions (an "Eligible Employee"):

(a) such employee's customary employment is for more than 20 hours per week;

(b) such employee's customary employment is for more than 5 months per calendar year; and

(c) such employee has been continuously employed by the Participating Companies for at least six months.

     No right to purchase Common Stock hereunder shall accrue under the Plan in favor of any person who is not an Eligible Employee as of the first day of a Purchase Period (as defined in Section 3). For purposes of the Plan, the term "employee" shall not include any individual who performs services for any of the Participating Companies, pursuant to an agreement (written or oral) that classifies such individual's relationship with the Participating Company as other than a common law employee of the Participating Company, regardless of whether such individual is at any time determined to be a common law employee of the Participating Company. Notwithstanding anything contained in the Plan to the contrary, no Eligible Employee shall acquire a right to purchase Common Stock hereunder to the extent that (i) immediately after receiving such right, such employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary Company (including any stock attributable to such employee under section 424(d) of the Code), or (ii) for any calendar year, such right would permit such employee to purchase Common Stock under any employee stock purchase plan of the Company or its Subsidiary Companies which qualifies under section 423 of the Code, and which, when aggregated, would have a fair market value (as determined on the first day of the Purchase Period (as hereinafter defined)) in excess of $25,000 or such other amount as may be specified under section 423 of the Code.

     Further notwithstanding anything contained in the Plan to the contrary, the number of shares of Common Stock which may be purchased by any Eligible Employee during any Purchase Period shall not exceed the whole number of shares of Common Stock determined by dividing $12,500, or, except as provided in the preceding sentence, such greater number as may be determined by the Committee, by 85% of the fair market value (determined as described in Section 5) of a share of Common Stock on the first day of the Purchase Period.

     3. Effective Date of Plan; Purchase Periods. The Plan shall become effective on July 1, 1999, or on such later date as may be specified by the Board of Directors (the "Board") of the Company or the Committee (as defined in Section 11). The Plan shall cease to be effective unless, within 12 months before or after the date of its adoption by the Board, it has been adopted by the shareholders of the Company at a duly-called meeting of such shareholders.

     A "Purchase Period" shall consist of the six month period, beginning on each January 1 and July 1 commencing on or after the effective date and prior to termination of the Plan.

     4. Basis of Participation.

     (a) Payroll Deduction.

Subject to compliance with applicable rules prescribed by the Committee, each Eligible Employee shall be entitled to enroll in the Plan as of the first day of any Purchase Period which begins on or after such employee has become an Eligible Employee.

     To enroll in the Plan, an Eligible Employee shall make a request to the Company or its designated agent, at the time and in the manner prescribed by the Committee, specifying the amount of payroll deduction to be applied to the compensation paid to the employee by the employee's employer while the employee is a participant in the Plan. The amount of each payroll deduction specified in such request for each such payroll period shall be a whole percentage of a participant's compensation, unless otherwise determined by the Committee to be a whole dollar amount, in either case not to exceed 15%, or such lesser percentage as may be determined by the Committee, of the participant's compensation (before withholding or other deductions) paid to him or her during the Purchase Period by any of the Participating Companies. Subject to compliance with applicable rules prescribed by the Committee, the request shall become effective on the first day of the Purchase Period following the day the Company or its designated agent receives such request.

     Payroll deductions (and any other amount paid under the Plan) shall be made for each participant in accordance with such participant's request until such participant's participation in the Plan terminates, such participant makes a new request which changes the amount of payroll deductions or the Plan terminates, all as hereinafter provided.

     A participant may change the amount of his or her payroll deduction effective as of the first day of any Purchase Period by so directing the Company or its designated agent at the time and in the manner specified by the Committee. A participant may not change the amount of his or her payroll deduction effective as of any date other than the first day of a Purchase Period, except that a participant may elect to terminate his or her participation in the Plan as provided in Section 7.

     Payroll deductions for each participant shall be credited to a purchase account established on behalf of the participant on the books of the participant's employer or such employer's designated agent (a "Purchase Account"). At the end of each Purchase Period, the amount in each participant's Purchase Account will be applied to the purchase of the number of shares of Common Stock determined by dividing such amount by the Purchase Price (as defined in Section 5) for such Purchase Period. No interest shall accrue at any time for any amount credited to a Purchase Account of a participant.

     (b) Other Methods of Participation.

The Committee may, in its discretion, establish additional procedures whereby Eligible Employees may participate in the Plan by means other than payroll deduction, including, but not limited to, delivery of funds by participants in a lump sum or automatic charges to participants' bank accounts. Such other methods of participating shall be subject to such rules and conditions as the Committee may establish. The Committee may at any time amend, suspend or terminate any participation procedures established pursuant to this paragraph without prior notice to any participant or Eligible Employee.

     5. Purchase Price. The purchase price (the "Purchase Price") per share of Common Stock hereunder for any Purchase Period shall be the lesser of 85% of the fair market value of a share of Common Stock on the first day of such Purchase Period and 85% of the fair market value of a share of Common Stock on the last day of such Purchase Period. If such sum results in a fraction of one tenth of one cent, the Purchase Price shall be increased to the next higher tenth of one cent. For purposes of the Plan, the fair market value of a share of Common Stock on a given day shall be the last sale price of a share of Common Stock as reported on the Nasdaq Stock Market on the date as of which such value is being determined, or, if the Common Stock is listed on a national securities exchange, the last sale price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or if there shall be no reported transactions for such date, on the next preceding date for which transactions are reported. In no event, however, shall the Purchase Price be less than the par value of a share of Common Stock.

     6. Purchase Accounts and Certificates. The Common Stock purchased by each participant shall be posted to such participant's Purchase Account as soon as practicable after, and credited to such participant's Purchase Account as of, the last day of each Purchase Period. Except as provided in Sections 7 and 8, a participant will be issued his or her shares when his or her participation in the Plan is terminated, the Plan is terminated or upon request, but, in the last case, only in denominations of at least 25 shares.

     After the close of each Purchase Period, information will be made available to each participant regarding the entries made to such participant's Purchase Account, the number of shares of Common Stock purchased and the applicable Purchase Price. In the event that the maximum number of shares of Common Stock are purchased by the participant for the Purchase Period and cash remains credited to the participant's Purchase Account, such cash shall be delivered as soon as practicable to such participant. For purposes of the preceding sentence, the maximum number of shares of Common Stock that may be purchased by a participant for a Purchase Period shall be determined under Section 2.

     7. Termination of Participation. A participant may elect at any time, in the manner prescribed by the Committee, to terminate his or her participation in the Plan, provided such election is received by the Company or its designated agent prior to the date specified by the Committee for termination of participation during the Purchase Period for which such termination is to be effective.

     Upon any such termination, the cash credited to such participant's Purchase Account on the date of such termination shall be delivered as soon as practicable to such participant, and certificates for the number of full shares of Common Stock held for his or her benefit, and the cash equivalent for any fractional share so held shall be delivered to the participant as soon as practicable. Such cash equivalent shall be determined by multiplying the fractional share by the fair market value of a share of Common Stock on the last day of the Purchase Period immediately preceding such termination, determined as provided in Section 5.

     If the participant dies, terminates employment with the Participating Companies for any reason, or otherwise ceases to be an Eligible Employee, such participant's participation in the Plan shall immediately terminate. Upon such terminating event, the cash credited to such participant's Purchase Account on the date of such termination shall be delivered as soon as practicable to such participant or his or her legal representative, as the case may be, and certificates for the number of full shares of Common Stock held for such participant's benefit, and the cash equivalent for any fractional share so held, determined as provided above in this Section 7, shall be delivered to such participant or his or her legal representative, as the case may be, as soon as practicable after December 31 of the year in which such termination occurs.

     8. Termination or Amendment of the Plan. The Company, by action of the Board or the Committee, may terminate the Plan at any time, in which case notice of such termination shall be given to all participants, but any failure to give such notice shall not impair the effectiveness of the termination.

     Without any action being required, the Plan shall terminate in any event when the maximum number of shares of Common Stock to be sold under the Plan (as provided in Section 12) has been purchased. Such termination shall not impair any rights which under the Plan shall have vested on or prior to the date of such termination. If at any time the number of shares of Common Stock remaining available for purchase under the Plan are not sufficient to satisfy all then-outstanding purchase rights, the Board or Committee may determine an equitable basis of apportioning available Common Stock among all participants.

     The Board or the Committee may amend the Plan from time to time in any respect for any reason; provided, however, no such amendment shall (a) materially adversely affect any purchase rights outstanding under the Plan during the Purchase Period in which such amendment is to be effected, (b) decrease the Purchase Price of the Common Stock for any Purchase Period below the lesser of 85% of the fair market value thereof on the first day of such Purchase Period and 85% of such fair market value on the last day of such Purchase Period, (c) adversely affect the qualification of the Plan under section 423 of the Code or (d) without shareholder approval, increase the maximum number of shares of Common Stock which may be purchased under the Plan.

     Upon termination of the Plan, the number of full shares of Common Stock held for each participant's benefit shall be issued as soon as practicable to such participant and the cash equivalent of any fractional share so held determined as provided in Section 7, and, except as otherwise provided in
Section 14, the cash, if any, credited to such participant's Purchase Account, shall be distributed as soon as practicable to such participant.

     9. Non-Transferability. Rights acquired under the Plan are not transferable and may be exercised only by a participant or his or her legal representative, as the case may be.

     10. Shareholder's Rights. No Eligible Employee or participant shall by reason of the Plan have any rights of a shareholder of the Company until he or she shall acquire Common Stock as herein provided.

     11. Administration of the Plan. The Plan shall be administered by a committee appointed by the Board consisting of two or more members of the Board (the "Committee"). In addition to the power to amend or terminate the Plan pursuant to Section 8, the Committee shall have full power and authority to: (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any participant and any other employee of the Company. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

     The Plan shall be administered so as to ensure that all participants have the same rights and privileges as are provided by section 423(b)(5) of the Code.

     12. Maximum Number of Shares. The maximum number of shares of Common Stock which may be purchased under the Plan is 850,000 allocated over a period of three years and subject to adjustment as hereinafter set forth. Common Stock sold hereunder may be purchased for participants in the open market (on an exchange or in negotiated transactions) or may be previously acquired treasury shares, authorized and unissued shares, or any combination of shares purchased in the open market, previously acquired treasury shares or authorized and unissued shares. If the Company shall, at any time after the effective date of the Plan, change its issued Common Stock into an increased number of shares, with or without par value, through a stock dividend or a stock split, or into a decreased number of shares, with or without par value, through a combination of shares, then, effective with the record date for such change, the maximum number of shares of Common Stock which thereafter may be purchased under the Plan and the maximum number of shares which thereafter may be purchased during any Purchase Period shall be the maximum number of shares which, immediately prior to such record date, remained available for purchase under the Plan and under any Purchase Period proportionately increased, in case of such stock dividend or stock split, or proportionately decreased in case of such combination of shares.

     13. Miscellaneous. Except as otherwise expressly provided herein, (i) any request, election or notice under the Plan from an Eligible Employee or participant shall be transmitted or delivered to the Company or its designated agent and, subject to any limitations specified in the Plan, shall be effective when received by the Company or its designated agent and (ii) any request, notice or other communication from the Company or its designated agent that is transmitted or delivered to Eligible Employees or participants shall be effective when so transmitted or delivered. The Plan, and the Company's obligation to sell and deliver Common Stock hereunder, shall be subject to all applicable federal and state laws, rules and regulations, and to such approval by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.

     14. Change in Control. In order to maintain the participants' rights in the event of any Change in Control of the Company, as hereinafter defined, upon such Change in Control the then current Purchase Period shall thereupon end, and the cash credited to all participants' Purchase Accounts shall be applied to purchase shares pursuant to Sections 5 and 6, and the Plan shall immediately thereafter terminate. For purposes of this Section 14, "Change in Control" shall mean:

     (a) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or Subsidiary Companies, (ii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or Subsidiary Companies, or (iii) any acquisition by an "Exempt Person," as determined by the Board; or

     (b) individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that (i) any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of the stockholders having the right to designate such director and
(ii) any director whose election to the Board, or whose nomination for election by the stockholders of the Company, was approved by majority vote of the Board, shall, in each such case be considered as though such individual were a member of the Incumbent Board; but provided further, that no individual whose initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or any other threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board; or

     (c) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company resulting from such reorganization, merger or consolidation; or

     (d) the approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company, or (ii) the sale or other disposition of all or substantially all of the assets of the Company.

                              METRIS COMPANIES INC.
                         MANAGEMENT STOCK PURCHASE PLAN

                                    ARTICLE I
                                     PURPOSE

     The purposes of this Metris Companies Inc. Management Stock Purchase Plan (the "Plan") are (i) to align the interests of the stockholders of Metris Companies Inc. (the "Company") and the senior executives of the Company and certain of its subsidiaries by increasing the proprietary interest of such executives in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining such executives of the Company and such subsidiaries, and (iii) to motivate such executives to act in the long-term best interests of the Company's stockholders.

                                   ARTICLE II
                                   DEFINITIONS

     For purposes of the Plan, the following capitalized terms shall have the meanings set forth in this Article.

     "Board" shall mean the Board of Directors of the Company.

     "Bonus Plan" shall mean the Metris Management Incentive Bonus Plan.

     "Bonus Year" shall mean the calendar year for which an annual bonus is payable under the Bonus Plan.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean a committee designated by the Board consisting of two or more members of the Board, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

     "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

     "Company Match" shall mean an amount credited to a Participant's Stock Purchase Account pursuant to Section 4.2 hereof based on the deferred portion of the Participant's annual bonus under the Bonus Plan for a Bonus Year.

     "Designated Beneficiary" shall mean the person or persons entitled to receive the remaining Distributable Balance in a Participant's Stock Purchase Account at the Participant's death.

     "Distributable Balance" shall mean the balance in a Participant's Stock Purchase Account that is distributable to the Participant upon termination of the Participant's employment or the earlier distribution date specified by the Participant.

     "Employer" shall mean the Company and any subsidiary of the Company approved by the Board.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of a share of Common Stock shall mean its closing sale price on the principal national stock exchange on which Common Stock is traded on the date as of which such value is being determined, or, if there shall be no reported sale for such date, on the next preceding date for which a sale was reported; provided that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "Legal Representative" shall mean a guardian, legal representative or other person acting in a similar capacity with respect to a Participant.

     "Participant" means an eligible executive of an Employer who has elected to participate in the Plan.

     "Stock Purchase Account" shall mean a book reserve maintained by the Company for the purpose of measuring the amount payable to a Participant with respect to the deferred portion of the Participant's annual bonus under the Bonus Plan for a Bonus Year.

                                  ARTICLE III
                         ELIGIBILITY AND ADMINISTRATION

     3.1 Eligibility. Any executive of an Employer whose job title is that of Senior Vice President or higher and who is a participant in the Bonus Plan is eligible to participate in the Plan.

     3.2 Administration. The Plan shall be administered by the Committee. The Committee may, in its sole discretion and for any reason at any time, take action such that all or a portion of the amount in a Participant's Stock Purchase Account attributable to a Company Match shall vest. The Committee shall, subject to the terms of the Plan, interpret the Plan and the application thereof, and establish such rules and regulations it deems necessary or desirable for the administration of the Plan. All such interpretations, rules and regulations shall be final, binding and conclusive.

     (a) Indemnification. No member of the Board or Committee shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each member of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Articles of Incorporation or by-laws, and under any directors' and officers' liability insurance which may be in effect from time to time.

     3.3 Shares Available. Subject to adjustment as provided in Section 5.5, 150,000 shares of Common Stock shall be available under the Plan. Such shares of Common Stock shall be reduced by the aggregate number of shares of Common Stock allocated to Participant's Stock Purchase Accounts under the Plan. To the extent that shares of Common Stock allocated to Participant's Stock Purchase Accounts are forfeited, then such shares of Common Stock shall again be available under the Plan. Shares of Common Stock to be delivered under the Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

                                   ARTICLE IV
                            STOCK PURCHASE ACCOUNTS
                            AND COMPANY MATCH AWARDS

     4.1 Stock Purchase Accounts. There shall be deducted from each check in full or partial payment of a Participant's annual bonus under the Bonus Plan for a Bonus Year, an amount equivalent to the percentage (not to exceed 50%) of the gross bonus payment that the Participant has elected to defer (in accordance with rules and regulations established by the Committee), which amount will be credited as of the date on which the check is issued to the Participant's Stock Purchase Account. Amounts so credited to the Participant's Stock Purchase Account (as adjusted for deemed investment returns) shall be 100% vested at all times.

     4.2 Company Match Awards. As of each date on which amounts are credited to a Participant's Stock Purchase Account pursuant to Section 4.1, there shall also be credited to the Stock Purchase Account a Company Match amount equal to 33 1/3% of the amount credited to the Stock Purchase Account as of such date pursuant to Section 4.1. The Company Match amount so credited to the Participant's Stock Purchase

Account pursuant to this Section 4.2 (as adjusted for deemed investment returns hereunder) shall become vested on the third anniversary of the end of the Bonus Year, provided that the Participant is an employee of the Company (or a subsidiary of the Company) on such date.

     4.3 Deemed Investment of Stock Purchase Accounts. Amounts credited to a Participant's Stock Purchase Account pursuant to Sections 4.1 and 4.2 above shall be deemed to be invested in whole and fractional shares of Common Stock at the Fair Market Value thereof on the date as of which the amount is credited to the Stock Purchase Account.

     4.4 Distribution of Stock Purchase Accounts. On the earlier of the date specified by the Participant (which shall be no earlier than the second anniversary of the end of the Bonus Year in the case of the Bonus Year ending December 31, 1999 or the third anniversary of the end of the Bonus Year for all subsequent Bonus Years) in accordance with rules and regulations established by the Committee or the date the Participant terminates his/her employment for whatever reason, the Company shall compute the "Distributable Balance" in the Stock Purchase Account on such date. This Distributable Balance shall include
(i) if the Participant's employment has terminated, all bonus deferrals made through the current month (as adjusted for deemed investment returns hereunder), or, if the Participant's employment has not terminated, all bonus deferrals that are distributable to the Participant on such date (as adjusted for deemed investment returns hereunder) and (ii) if the Participant's employment has terminated for retirement, disability or death, all Company Match amounts credited to the Stock Purchase Account (as adjusted for deemed investment returns hereunder), or, if the Participant's employment has not terminated or has terminated for any other reason, the vested Company Match amounts credited to the Stock Purchase Account (as adjusted for deemed investment returns hereunder). In the event that the Participant becomes disabled, his/her employment shall for these purposes be deemed to terminate on the first day of the month in which he/she begins to receive long term disability payments provided by the Company's insurance carrier. Payment of the Distributable Balance under these events will be in accordance with the Participant's payment method and distribution date elections. For purposes of this Section 4.4, "disability" shall mean a total physical disability which, in the Company's judgment, prevents the Participant from performing substantially his/her employment duties and responsibilities for a continuous period of at least six months, and "retirement" shall mean retirement as defined in the [name of Company's retirement plan]. All distributions hereunder will be made in whole shares of Common Stock and cash equal to the Fair Market Value of any fractional share. If a Participant dies before his/her entire Distributable Balance has been paid, the Company shall pay the then undistributed remainder of the Distributable Balance to the Participant's Designated Beneficiary.

     4.5 Designation of Beneficiaries. A Participant may designate a Designated Beneficiary by executing and filing with the Company during his/her lifetime, a beneficiary designation. The Participant may change or revoke any such designation by executing and filing with the Company during his/her lifetime a new beneficiary designation. If any Designated Beneficiary predeceases the Participant, or if any corporation, partnership, trust or other entity which is a Designated Beneficiary is terminated, dissolved, becomes insolvent, is adjudicated bankrupt prior to the date of the Participant's death, or if the Participant fails to designate a beneficiary, then the following persons in the order set forth below shall receive the entire amount which the previous Designated Beneficiary would have been entitled to receive:

     i)   Participant's spouse, if living; otherwise

     ii)  Participant's then living descendants, per stirpes; and otherwise;

     iii) Participant's estate.

                                    ARTICLE V
                                    GENERAL

     5.1 Effective Date of Plan. The Plan shall become effective as of [January 1, 2000]. The Program shall be submitted to the stockholders of the Company for approval, and in the event that the Program is not approved by such stockholders, any awards granted under the Program shall be void.

     5.2 Amendments. The Board may amend the Plan as it shall deem advisable, subject to any requirement of stockholder approval under applicable law; provided, however, that, except as provided in Section 5.5, no amendment shall be made without stockholder approval if such amendment increases the maximum number of shares of Common Stock available for issuance under the Plan. No amendment may impair the rights of a Participant without the consent of such Participant.

     5.3 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of any federal, state, local or other taxes which may be required to be withheld or paid in connection with the distribution of Common Stock. In the alternative, the Company may withhold whole shares of Common Stock which would otherwise be delivered to a Participant, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with a distribution (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the Participant may satisfy any such obligation. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Participant.

     5.4 Restrictions on Shares. If at any time the Company determines that the listing, registration or qualification of the shares of Common Stock allocated to the Stock Purchase Accounts of Participants upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares hereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered to any Participant hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     5.5 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities deemed to be held in each Stock Purchase Account shall be appropriately adjusted by the Committee. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

     5.6 Change in Control.

     (a) (1)Notwithstanding any provision in the Plan, in the event of a Change in Control, the Board may, but shall not be required to, make such adjustments to outstanding awards hereunder as it deems appropriate, including, without limitation, causing the amount in a Stock Purchase Account attributable to a Company Match to vest, or electing that each outstanding Stock Purchase Account shall be canceled by the Company, and that each Participant shall receive, within a specified period of time from the occurrence of the Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then deemed to be in the Participant's Stock Purchase Account, multiplied by the greater of (x) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (y) the Fair Market Value of a share of Stock on the date of occurrence of the Change in Control.

     (2) In the event of a Change in Control pursuant to subsection (b)(3) or
(4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, the Board may, but shall not be required to, substitute for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control.

     (b) For purposes of the Plan, "Change in Control" shall mean:

     (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally on matters (without regard to the election of directors) (the "Outstanding Voting Securities"), excluding, however, the following:
     (i) any acquisition directly from the Company or a subsidiary of the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege, unless the security being so exercised, converted or exchanged was acquired directly from the Company or a subsidiary of the Company), (ii) any acquisition by the Company or a subsidiary of the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or a subsidiary of the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 5.6(b) (all such persons, collectively, the "Exempted Persons");

     (2) individuals who, as of [January 1, 2000], constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to [January 1, 2000], whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

     (3) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"), excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding securities of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns, either directly or indirectly, the Company or all or substantially all of the Company's assets) which are entitled to vote generally on matters (without regard to the election of directors), in substantially the same proportions relative to each other as the shares of Outstanding Voting Securities are owned immediately prior to such Corporate Transaction, (ii) no Person (other than the following Persons: (v) the Company or subsidiary of the Company, (w) any employee benefit plan (or related trust) sponsored or maintained by the Company or subsidiary of the Company, (x) the corporation resulting from such Corporate Transaction, (y) the Exempted Persons, (z) and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Voting Securities) will beneficially own, directly or indirectly, 25% or more of the combined voting power of the outstanding securities of such corporation entitled to vote generally on matters (without regard to the election of directors) and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company, or (ii) the sale or other disposition of all or substantially all of the assets of the Company.

     5.7 No Right of Employment. Participation in the Plan shall not confer upon any person any right to continued employment by the Company or any of its subsidiaries or affect in any manner the right of the Company or any of its subsidiaries to terminate the employment of any person at any time without liability hereunder.

     5.8 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock of the Company which are allocated to such person's Stock Purchase Account hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock.

     5.9 Governing Law. The place of administration of the Plan shall be in the State of Minnesota. The corporate law of the State of Delaware shall govern issues relating to the validity and issuance of shares of Common Stock. Otherwise, the Plan shall be construed and administered in accordance with the laws of the State of Minnesota, without giving effect to principles relating to conflict of laws.

     5.10 Severability. If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

                          ANNUAL INCENTIVE BONUS PLAN
                         DESIGNATED CORPORATE OFFICERS
              (As Amended and Restated Effective January 1, 2000)

     1. Definitions. When the following terms are used herein with initial capital letters, they shall have the following meanings:

     1.1 Base Pay - as determined by Compensation Committee.

     1.2 Code - the Internal Revenue Code of 1986, as it may be amended from time to time, and any proposed, temporary or final Treasury Regulations promulgated thereunder.

     1.3 Common Stock - shall mean the common stock, par value $.01 per share, of the Company.

     1.4 Company - Metris Companies Inc., a Delaware corporation, and any of its affiliates that adopt this Plan.

     1.5 Company Match - shall mean an amount credited to a Participant's Deferred Stock Account pursuant to subsection 5.2 hereof based on the deferred portion of the Participant's bonus payment for a Performance Period.

     1.6 Company Performance Factor - percentage identified in Schedule Z. The Company Performance Factor shall be directly and specifically tied to one or more of the following business criteria, determined with respect to the Company: consolidated pre-tax earnings, net revenues, net earnings, operating income, earnings before interest and taxes, cash flow, return on equity, return on net assets employed or earnings per share for the applicable Performance Period, all as computed in accordance with generally accepted accounting principles as in effect from time to time and as applied by the Company in the preparation of its financial statements and subject to such other special rules and conditions as the Compensation Committee may establish at any time ending on or before the 90th day of the applicable Performance Period. Such Performance Factors shall constitute the sole business criteria upon which the performance goals under this Plan shall be based.

     1.7 Compensation Committee - a committee comprised solely of two or more members of the Board of Directors of Metris Companies Inc., each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

     1.8 Deferred Stock Account - shall mean a book reserve maintained by the Company for the purpose of measuring the amount payable to a Participant with respect to the deferred portion of the Participant's bonus payment for a Performance Period.

     1.9 Designated Beneficiary - shall mean the person or persons entitled to receive the remaining Distributable Balance in a Participant's Deferred Stock Account at the Participant's death.

     1.10 Distributable Balance - shall mean the balance in a Participant's Deferred Stock Account that is distributable to the Participant upon termination of the Participant's employment or the earlier distribution date specified by the Participant.

     1.11 Exchange Act - shall mean the Securities Exchange Act of 1934, as amended.

     1.12 Fair Market Value - of a share of Common Stock shall mean its closing sale price on the principal national stock exchange on which Common Stock is traded on the date as of which such value is being determined, or, if there shall be no reported sale for such date, on the next preceding date for which a sale was reported; provided that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Compensation Committee by whatever means or method as the Compensation Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     1.13 Legal Representative - shall mean a guardian, legal representative or other person acting in a similar capacity with respect to a Participant.

     1.14 Participant - the President and Chief Executive Officer, and any of the Executive Vice Presidents or Senior Vice Presidents of the Company who are designated by the Compensation Committee at any time ending on or before the 90th day of each Performance Period as Participants in this Plan.

     1.15 Performance Period - the twelve consecutive month period which coincides with the Company's fiscal year.

     1.16 Targeted Bonus Percentage - the percentage identified in Schedule Y.

     2. Administration.

     2.1 Compensation Committee. The Plan shall be administered by the Compensation Committee.

     2.2 Determinations Made Prior to Each Performance Period. At any time ending on or before the 90th day of each Performance Period, the Compensation Committee shall:

     (a) designate Participants for that Performance Period;

     (b) establish Targeted Bonus Percentages for the Performance Period by amending (in writing) Schedule Y;

     (c) establish Company Performance Factors for the Performance Period by amending (in writing) Schedule Z.

     2.3 Certification. Following the close of each Performance Period and prior to payment of any bonus under the Plan, the Compensation Committee must certify in writing that the Company Performance Factor and all other factors upon which a bonus is based have been attained.

     2.4 Shareholder Approval. The material terms of this Plan shall be disclosed to and approved by shareholders of the Company in accordance with
Section 162(m) of the Code. No bonus shall be paid under this Plan unless such shareholder approval has been obtained.

     3. Bonus Payment.

     3.1 Formula. Each Participant shall receive a bonus payment for each Performance Period in an amount not greater than:

     (a) the Participant's Base Pay for the Performance Period, multiplied by.

     (b) the Participant's Targeted Bonus Percentage for the Performance Period multiplied by

     (c) the Participant's Company Performance Factor for the Performance
     Period.

     3.2 Limitations.

          (a) No payment if Company Performance Factor not Achieved. In no event shall any Participant receive a bonus payment hereunder if the Company Performance Factor and all other factors on which the bonus payment is based is not achieved during the Performance Period.

          (b) No payment in excess of preestablished amount. No Participant shall receive a bonus payment under this Plan for any Performance Period in excess of $4 million.

          (c) Compensation Committee may reduce bonus payment. The Compensation Committee retains sole discretion to reduce the amount of or eliminate any bonus otherwise payable under this Plan.

     4. Benefit Payments.

     4.1 Time and Form of Payments. Subject to Section 5 below, 50% of the bonus payment under the Plan for a Performance Period shall be paid to the Participant in one or more cash payments as soon as determined by the Compensation Committee after it has certified that the Company Performance Factor and all other factors upon which the bonus payment for the Participant is based have been attained.

     4.2 Nontransferability. Participants and beneficiaries shall not have the right to assign, encumber or otherwise anticipate the payments to be made under this Plan, and the benefits provided hereunder shall not be subject to seizure for payment of any debts or judgments against any Participant or any beneficiary.

     4.3 Tax Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

     5. Deferred Stock Accounts and Company Match Awards.

     5.1 Deferred Stock Accounts. An amount equivalent to 50% of the gross bonus payment payable to a Participant under the Plan for a Performance Period will be credited to the Participant's Deferred Stock Account as of the date on which the first cash bonus payment for the Compensation Performance Period is paid to the Participant pursuant to subsection 4.1, provided, however, that a Participant may elect, in accordance with rules and regulations established by the Compensation Committee, to have all or a portion of such amount paid to the Participant in cash under subsection 4.1 above rather than credited to the Participant's Deferred Stock Account. Amounts credited to a Participant's Deferred Stock Account pursuant to the subsection 5.1 (as adjusted for deemed investment returns) shall be 100% vested at all times.

     5.2 Company Match Awards. As of each date on which an amount is credited to a Participant's Deferred Stock Account pursuant to subsection 5.1, there shall also be credited to the Deferred Stock Account a Company Match amount equal to 33 1/3% of the amount credited to the Deferred Stock Account as of such date pursuant to subsection 5.1. The Company Match amount so credited to a Participant's Deferred Stock Account pursuant to this subsection 5.2 (as adjusted for deemed investment returns hereunder) shall become vested on the third anniversary of the end of the Performance Period, provided that the Participant is an employee of the Company (or a subsidiary of the Company) on such date.

     5.3 Deemed Investment of Deferred Stock Accounts. Amounts credited to a Participant's Deferred Stock Account pursuant to subsections 5.1 and 5.2 above shall be deemed to be invested in whole and fractional shares of Common Stock at the Fair Market Value thereof on the date as of which the amount is credited to the Deferred Stock Account.

     5.4 Distribution of Deferred Stock Accounts. On the earlier of (a) the date specified by the Participant (which shall be no earlier than the second anniversary of the end of the Performance Period in the case of the Performance Period ending December 31, 1999 or the third anniversary of the end of the Performance Period for all subsequent Performance Periods) in accordance with rules and regulations established by the Compensation Committee or (b) the date the Participant terminates his/her employment for whatever reason, the Company shall compute the "Distributable Balance" in the Deferred Stock Account on such date. This Distributable Balance shall include (i) if the Participant's employment has terminated, all amounts credited to the Deferred Stock Account pursuant to subsection 5.1 through the current month (as adjusted for deemed investment returns hereunder), or, if the Paricipant's employment has not terminated, all amounts credited to the Deferred Stock Account pursuant to subsection 5.1 that are distributable to the Participant on such date (as adjusted for deemed investment returns hereunder) and (ii) if the Participant's employment has terminated for retirement, disability or death, all Company Match amounts credited to the Deferred Stock Account (as adjusted for deemed investment returns hereunder), or, if the Participant's employment has not terminated or has terminated for any other reason, the vested Company Match amounts credited to the Deferred Stock Account (as adjusted for deemed investment returns hereunder). In the event that the Participant becomes disabled, his/her employment shall for these purposes be deemed to terminate on the first day of the month in which he/she begins to receive long term disability payments provided by the Company's insurance carrier. Payment of the Distributable Balance under these events will be in accordance with the Participant's payment method and distribution date elections. For purposes of this subsection 5.4, "disability" shall mean a total physical disability which, in the Company's judgment, prevents the Participant from performing substantially his/her employment duties and responsibilities for a continuous period of at least six months, and "retirement" shall mean retirement as defined in the [name of Company's retirement plan]. All distributions hereunder will be made in whole shares of Common Stock and cash equal to the Fair Market Value of any fractional share. If a Participant dies before his/her entire Distributable Balance has been paid, the Company shall pay the then undistributed remainder of the Distributable Balance to the Participant's Designated Beneficiary. Subject to adjustment as provided in subsection 5.8, 150,000 shares of Common Stock shall be available under the Plan. Such shares of Common Stock shall be reduced by the aggregate number of shares of Common Stock allocated to Participants' Deferred Stock Accounts under the Plan. To the extent that shares of Common Stock allocated to Participants' Deferred Stock Accounts are forfeited, then such shares of Common Stock shall again be available under the Plan. Shares of Common Stock to be delivered under the Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

     5.5 Designation of Beneficiaries. A Participant may designate a Designated Beneficiary by executing and filing with the Company during his/her lifetime, a beneficiary designation. The Participant may change or revoke any such designation by executing and filing with the Company during his/her lifetime a new beneficiary designation. If any Designated Beneficiary predeceases the Participant, or if any corporation, partnership, trust or other entity which is a Designated Beneficiary is terminated, dissolved, becomes insolvent, is adjudicated bankrupt prior to the date of the Participant's death, or if the Participant fails to designate a beneficiary, then the following persons in the order set forth below shall receive the entire amount which the previous Designated Beneficiary would have been entitled to receive:

     i)   Participant's spouse, if living; otherwise

     ii)  Participant's then living descendants, per stirpes; and otherwise;

     iii) Participant's estate

     5.6 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of any federal, state, local or other taxes which may be required to be withheld or paid in connection with the distribution of Common Stock. In the alternative, the Company may withhold whole shares of Common Stock which would otherwise be delivered to a Participant, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with a distribution (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the Participant may satisfy any such obligation. Any fraction of a share of

Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Participant.

     5.7 Restrictions on Shares. If at any time the Company determines that the listing, registration or qualification of the shares of Common Stock allocated to the Deferred Stock Accounts of Participants upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares hereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered to any Participant hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     5.8 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities deemed to be held in each Deferred Stock Account shall be appropriately adjusted by the Compensation Committee. The decision of the Compensation Committee regarding any such adjustment shall be final, binding and conclusive.

     5.9 Change in Control.

     (a) (1) Notwithstanding any provision in the Plan, in the event of a Change in Control, the Compensation Committee may, but shall not be required to, make such adjustments to outstanding awards hereunder as it deems appropriate, including, without limitation, causing the amount in a Deferred Stock Account attributable to a Company Match to vest, or electing that each outstanding Deferred Stock Account shall be canceled by the Company, and that each Participant shall receive, within a specified period of time from the occurrence of the Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then deemed to be in the Participant's Deferred Stock Account, multiplied by the greater of (x) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (y) the Fair Market Value of a share of Stock on the date of occurrence of the Change in Control.

     (2) In the event of a Change in Control pursuant to subsection (b)(3) or
(4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, the Compensation Committee may, but shall not be required to, substitute for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control.

     (b) For purposes of the Plan, "Change in Control" shall mean:

     (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally on matters (without regard to the election of directors) (the "Outstanding Voting Securities"), excluding, however, the following: (i) any acquisition directly from the Company or a subsidiary of the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege, unless the security being so exercised, converted or exchanged was acquired directly from the Company or a subsidiary of the Company), (ii) any acquisition by the Company or a subsidiary of the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or a subsidiary of the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 5.6(b) (all such persons, collectively, the "Exempted Persons");

     (2) individuals who, as of [January 1, 2000], constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to [January 1, 2000], whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

     (3) approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"), excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding securities of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns, either directly or indirectly, the Company or all or substantially all of the Company's assets) which are entitled to vote generally on matters (without regard to the election of directors), in substantially the same proportions relative to each other as the shares of Outstanding Voting Securities are owned immediately prior to such Corporate Transaction, (ii) no Person (other than the following Persons: (v) the Company or subsidiary of the Company, (w) any employee benefit plan (or related trust) sponsored or maintained by the Company or subsidiary of the Company, (x) the corporation resulting from such Corporate Transaction, (y) the Exempted Persons, (z) and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Voting Securities) will beneficially own, directly or indirectly, 25% or more of the combined voting power of the outstanding securities of such corporation entitled to vote generally on matters (without regard to the election of directors) and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (4) approval by the shareholders of the Company of (i) a plan of complete liquidation or dissolution of the Company, or (ii) the sale or other disposition of all or substantially all of the assets of the Company.

     6. Amendment and Termination. The Compensation Committee may amend this Plan prospectively at any time and for any reason deemed sufficient by it without notice to any person affected by this Plan and may likewise terminate or curtail the benefits of this Plan both with regard to persons expecting to receive benefits hereunder in the future and persons already receiving benefits at the time of such action.

     7. Miscellaneous.

     7.1 Effective Date. The effective date of this amendment and restatement of the Plan is January 1, 2000.

     7.2 Term of the Plan. Unless the Plan shall have been discontinued or terminated, the Plan shall terminate on December 31, 2003. No bonus shall be granted after the termination of the Plan; provided, however, that a payment with respect to a Performance Period which begins before such termination may be made thereafter. In addition, the authority of the Compensation Committee to amend the Plan, shall extend beyond the termination of the Plan.

     7.3 Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any ways material or relevant to the construction or interpretation of the Plan or any provision thereof.

     7.4 Applicability to Successors. This Plan shall be binding upon and inure to the benefit of the Company and each Participant, the successors and assigns of the Company, and the beneficiaries, personal representatives and heirs of each Participant. If the Company becomes a party to any merger, consolidation or reorganization, this Plan shall remain in full force and effect as an obligation of the Company or its successors in interest.

     7.5 Employment Rights and Other Benefits Programs. The provisions of this Plan shall not give any Participant any right to be retained in the employment of the Company. In the absence of any specific agreement to the contrary, this Plan shall not affect any right of the Company, or of any affiliate of the Company, to terminate, with or without cause, the participant's employment at any time. This Plan shall not replace any contract of employment, whether oral, or written, between the Company and any Participant, but shall be considered a supplement thereto. This Plan is in addition to, and not in lieu of, any other employee benefit plan or program in which any Participant may be or become eligible to participate by reason of employment with the Company. Receipt of benefits hereunder shall have such effect on contributions to and benefits under such other plans or programs as the provisions of each such other plan or program may specify.

     7.6 No Trust Fund Created. This Plan shall not create or be construed to create a trust or separate fund of any kind or fiduciary relationship between the Company or any affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any affiliate pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or of any affiliate.

     7.7 Governing Law. The place of administration of the Plan shall be in the State of Minnesota. The corporate law of the State of Delaware shall govern issues relating to the validity and issuance of shares of Common Stock. Otherwise, the Plan shall be construed and administered in accordance with the laws of the State of Minnesota, without giving effect to principles relating to conflict of laws.

     7.8 Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Compensation Committee, materially altering the purpose or intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

     7.9 Qualified Performance Based Compensation. All of the terms and conditions of the Plan shall be interpreted in such a fashion as to qualify all compensation paid hereunder to the maximum extent possible as qualified performance-based compensation within the meaning of Section 162(m) of the Code.

                             METRIS COMPANIES INC.
                   LONG-TERM INCENTIVE AND STOCK OPTION PLAN
                            As Amended and Restated
                          Effective as of May 11, 1999

1.   Purpose of Plan.

     This Plan shall be known as the "METRIS COMPANIES INC. LONG-TERM INCENTIVE AND STOCK OPTION PLAN." The purpose of the Plan is to aid in maintaining and developing personnel capable of ensuring the future success of Metris Companies Inc., a Delaware corporation, to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either Incentive Stock Options or Nonqualified Stock Options. Awards granted under this Plan may be stock appreciation rights, restricted stock or performance awards as hereinafter described. Capitalized terms used herein shall have the meanings assigned such terms in Section 2 hereof.

2.   Definitions.

     The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

     (a) Agreement. The document which evidences the grant of any Award under this Plan and which sets forth the Award and the terms, conditions and provisions of, and restrictions relating such Award.

     (b) Award. Any award granted to a Participant under the Plan.

     (c) Board. The Board of Directors of the Company.

     (d) Code. The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

     (e) Company. Metris Companies Inc.

     (f) Committee. The Company's Compensation Committee or its successor.

     (g) Common Stock. The Company's common stock, par value $.01.

     (h) Fair Market Value. The closing price of a share of Common Stock the day before the date of determination of Fair Market Value on any exchange or automated quotation system upon which the Common Stock is listed or quoted, provided that if the Common Stock is listed on more than one exchange, then the Committee shall determine which exchange's price shall be used. If the Common Stock did not trade on such a date, the Committee may use the closing price that is most recent provided the Committee in good faith has determined that such price reflects the fair market value of the Common Stock. Notwithstanding the foregoing, if the Code shall specify a different method of determining fair market value for setting the exercise price of an Incentive Stock Option, than Fair Market Value for such purpose shall be determined as required by the Code. If on the date of determination of Fair Market Value, the Common Stock is not listed on an exchange or otherwise traded in an established securities market or the Committee has determined that the most recent closing price available does not reflect Fair Market Value, the Committee shall make a good faith determination of Fair Market Value from sources and information it deems relevant to such determination.

     (i) Incentive Stock Option. An incentive stock option as defined in Section 422 of the Code and designated by the Committee to be an incentive stock option.

     (j) Nonqualified Stock Option. A stock option which does not qualify as an Incentive Stock Option.

     (k) Option. Any Incentive Stock Option or Nonqualified Stock Option granted under the Plan.

     (l) Performance Award. An Award made pursuant to Section 11 of this Plan.

     (m) Plan. The Metris Companies Long-Term Incentive and Stock Option Plan, as amended and restated effective May 11, 1999.

     (n) Restricted Stock. Awards of Common Stock made pursuant to Section 10 of the Plan.

     (o) SAR. A stock appreciation right granted pursuant to Section 9 of the Plan.

3.   Stock Subject to Plan.

     Subject to the provisions of Section 16 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's Common Stock. Subject to adjustment as provided in Section 16 hereof, 4,000,000 shares of Common Stock shall be available for issuance under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding Options, free standing SARs, and outstanding Restricted Stock Awards or outstanding Performance Awards of Common Stock. To the extent that shares of Common Stock subject to an outstanding Option, (except to the extent that shares of Common Stock are issued or delivered by the Company in connection with the exercise of a tandem SAR), outstanding free standing SAR, or outstanding Restricted Stock Award or outstanding Performance Award of Common Stock are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an Award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an Award, then such shares of Common Stock shall again be available under this Plan.

4.   Administration of Plan.

     (a) The Plan shall be administered by the Committee which shall be a committee comprised of not less than two directors appointed from time to time by the Board of Directors. Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation ("Rule 16b-3") and an "outside director" within the meaning of Section 162(m) of the Code.

     (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the individuals to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Stock or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to revoke, amend or modify the terms of any Award prior to delivery of an Agreement to the grantee and to amend or modify the terms of any Award with the consent of the grantee after the execution of an Agreement, (vii) to interpret the Plan,
(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under
Section 16 hereof to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

5.   Eligibility.

     Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations within the meaning of Section 424(f) of the Code (herein called "subsidiaries"). Full or part-time employees, consultants or independent contractors to the Company or one of its subsidiaries shall be eligible to receive Nonqualified Stock Options and Awards. In determining the persons to whom Options and Awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an Option or Award under this Plan may be granted additional Options or Awards under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options granted after December 31, 1986, to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. Nothing in the Plan or in any Agreement hereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

6.   Price.

     The exercise price for all Incentive Stock Options and all Nonqualified Stock Options and SAR's that are intended to constitute "qualified performance-based compensation" under Section 162(m) of the Code granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value per share of Common Stock at the date of grant of such Option. The exercise price for Nonqualified Stock Options granted under the Plan that are not intended to constitute "qualified performance-based compensation" under
Section 162(m) of the Code and, if applicable, the price for all Awards shall also be determined by the Committee.

7.   Term.

     Each Option and Award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Option or Award agreement. The Committee shall be under no duty to provide terms of like duration for Options or Awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such Option and the term of Options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such Option.

8.   Exercise of Option or Award.

     (a) The Committee shall have full and complete authority to determine whether an Option or Award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the Option as the Committee may determine and specify in the Option or Award agreement.

     (b) The exercise of any Option or Award granted hereunder shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws and the shares of Common Stock to be issued are listed as required by any exchange or automated quotation system upon which the stock is traded or quoted. The Company shall not be required to make such listing if such listing contains conditions unacceptable to the Company.

     (c) An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. If a payment is required, it shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for Common Stock already owned by the optionee or grantee having a Fair Market Value as of the date of grant equal to the full purchase price of the shares, (ii) by delivering the optionee's or grantee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, (iii) a combination of cash, the optionee's or grantee's promissory note and such shares, or (iv) in cash by a broker-dealer acceptable to the Company to whom the optionee or grantee has submitted an irrevocable notice of exercise. The fair market value of such tendered shares shall be determined as provided in Section 5 hereof. The optionee's or grantee's promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased. Such payment shall be made at the time required by the Committee but in no event later than delivery of any shares of Common Stock hereunder. Such payment shall be made at the time required by the Committee but in no event later than delivery of any shares of Common Stock hereunder. Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

     (d) The Committee may grant "restoration" options, separately or together with another option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 or any other applicable law, the optionee would be granted a new option when the payment of the exercise price of the option to which such "restoration" option relates is made by the delivery of shares of Common Stock owned by the optionee, as described in subsection (c) above, which new option would be an option to purchase the number of shares not exceeding the sum of (a) the number of shares of Common Stock tendered as payment upon the exercise of the option to which such "restoration" option relates and (b) the number of shares of Common Stock, if any, tendered as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of the option to which such "restoration" option relates, as described in Section 12 hereof. "Restoration" options may be granted with respect to options previously granted under this Plan or any prior stock option plan of the Company, and may be granted in connection with any option granted under this Plan at the time of such grant. The purchase price of the Common Stock under each such new option, and the other terms and conditions of such option, shall be determined by the Committee consistent with the provisions of the Plan.

9.   Stock Appreciation Rights.

     (a) Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a stock appreciation right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

     (b) Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the "SAR exercise amount" (hereinafter defined) the holder thereof requests be paid in cash and what portion, if any, is to be paid in Common Stock of the Company. The Committee promptly shall cause to be paid to such holder the "SAR exercise amount" either in cash, in Common Stock of the Company, or any combination of cash and shares as may be requested by the holder of the SAR and approved by the Committee in its sole and absolute discretion. The "SAR exercise amount" is the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised.

     (c) Tandem Grants. If SARs are granted in tandem with an Option, the exercise of the Option shall cause a proportional reduction in SARs standing to a grantee's credit which were granted in tandem with the Option; and the payment of SARs shall cause a proportional reduction of the shares of Common Stock subject to the Option. If SARs are granted in tandem with an Incentive Stock Option, the SARS shall have such terms and condition as shall be required for the Incentive Stock Option to qualify as an Incentive Stock Option.

10.  Restricted Stock Awards.

     Awards of Common Stock subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

     (a) Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of shares of Common Stock as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Stock to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

     (b) Delivery of Common Stock and Restrictions. At the time of a restricted stock award, a certificate representing the number of shares of Common Stock awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Stock, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Stock; (ii) none of such shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Stock shall be forfeited and all rights of the grantee to such Common Stock shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company or any subsidiary of the Company for the entire restricted period in relation to which such Common Stock was granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Stock subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Stock.

     (c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Stock subject thereto, and a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his beneficiary or estate, as the case may be. If the Common Stock is traded on a securities exchange, the Company shall not be required to deliver such certificates until such shares have been admitted for trading on such securities exchange.

11.  Performance Awards.

     The Committee is further authorized to grant Performance Awards. Subject to the terms of this Plan and any applicable award agreement, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Common Stock (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan, any applicable award agreement, or as required to constitute "qualified performance-based compensation" under Section 162(m) of the Code, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made by the grantee and by the Company under any Performance Award shall be determined by the Committee. For Awards that are to be "qualified performance-based compensation" pursuant to Section 162(m) of the Code, the Committee shall set performance goals based on for one or more of the following business criteria: consolidated pre tax earnings, net revenues, net earnings, operating income, earnings before interest and taxes, cash flow, return on equity, return on net assets employed or earnings per share for the applicable performance period, all as computed in accordance with generally accepted accounting principles in effect.

12.  Income Tax Withholding.

     In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, may permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a Fair Market Value equal to such taxes or (ii) delivering to the Company Common Stock other than the shares issueable upon exercise of such option or award with a fair market value equal to such taxes.

13.  Additional Restrictions.

     (a) The Committee shall have full and complete authority to determine whether all or any part of the Common Stock acquired upon exercise of any of the Options or Awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such Options or Awards.

     (b) No person, who is an employee of the Company at the time of grant, may be granted any award or awards payable in shares or otherwise, the value of which is based solely on an increase in the value of the Common Stock after the date of grant of such awards, for more than 675,000 shares, in the aggregate, in any one calendar year period, or, for cash awards not tied to shares, for more than $6,000,000, in the aggregate, in any three calendar year period. The foregoing limitations specifically include the grant of any awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

14.  Ten Percent Shareholder Rule.

     Notwithstanding any other provision in the Plan, if at the time an Incentive Stock Option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

15.  Non-Transferability.

     Except as otherwise determined by the Committee or in an option or award agreement, no Option or Award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent and distribution and during the lifetime of an optionee or grantee, the Option or Award shall be exercisable only by such optionee or grantee. Notwithstanding the foregoing, no Incentive Stock Option shall be transferable by an optionee otherwise than by will or the laws of descent or distribution.

16.  Dilution or Other Adjustments.

     If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding Options and Awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding Options and Awards and the amount payable upon exercise of outstanding Awards, in order to prevent dilution or enlargement of Option or Award rights.

17.  Amendment or Discontinuance of Plan.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an option or award agreement or in the Plan:

     (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provisions of the Plan or any option or award agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

     (i) would violate the rules or regulations of the National Association of Securities Dealers, Inc. or The Nasdaq stock market or any other securities exchange that are applicable to the Company; or

     (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

     (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Option or Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Option or Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

     (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option or award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

18.  Time of Granting.

     The effective date of any grant of an Award shall be the date of the Committee action granting such Award provided that within a reasonable time thereafter a definitive Agreement is delivered to the grantee and executed by the grantee.

19.  Section 16(b) Compliance.

     The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Securities and Exchange Act of

1934, as amended, without so restricting, limiting or conditioning the Plan with respect to other participants.

20.  Effective Date and Termination of Plan.

     (a) The Plan shall be submitted to the shareholders of the Company for their approval and adoption.

     (b) Unless the Plan shall have been discontinued as provided in Section 16 hereof, the Plan shall terminate March 19, 2009. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any Option or Award theretofore granted.

21.  Governing Law.

     The place of administration of the Plan and each Agreement shall be in the State of Minnesota. The corporate law of the Company's state of incorporation shall govern issues related to the validity and issuance of shares of the Common Stock. Otherwise, this Plan and each Agreement shall be construed and administered in accordance with the laws of the State of Minnesota.

22.  Fractional Shares.

     The Company shall not be required to issue or deliver any fractional share of Common Stock hereunder but may pay, in lieu thereof, an amount in cash equal to the Fair Market Value of such fractional share.

23.  Unfunded Status of Plan

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. Neither the Company nor any subsidiary shall be required to segregate any assets that may be represented by Awards, and neither the Company nor any subsidiary shall be deemed to be a trustee of any amounts to be paid under an Award. Any liability of the Company to pay any grantee of an Award hereunder with respect to such Award shall be based solely upon contractual obligations created pursuant to the Agreement with the grantee and the Plan; no such obligation shall be deemed to be secured by any pledge or encumbrance on any property of the Company or its subsidiaries.

24.  Headings.

     Headings contained in the Plan and any Agreement are included for convenience only, and they shall not be construed as a part of the Plan or Agreement or in any respect affecting or modifying its provisions.

                                             METRIS COMPANIES INC.

                                         ANNUAL MEETING OF STOCKHOLDERS

                                             Tuesday, May 11, 1999
                                                   10:00 a.m.

                                           Hyatt Regency Minneapolis
                                               1300 Nicollet Mall
                                             Minneapolis, Minnesota



[METRIS LOGO]                                                            Proxy

--------------------------------------------------------------------------------

This proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on Tuesday, May 11, 1999.

The undersigned hereby appoints RONALD N. ZEBECK and Z. JILL BARCLIFT as proxies, each with the power to act alone and with power of substitution and revocation, and hereby authorizes them to vote all of the shares of Common Stock of Metris Companies Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 11, 1999, or any adjournment thereof, as specified below on the following matters which are further described in the Proxy Statement related hereto.

                      See reverse for voting instructions.

    The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4, 5 and 6.

 1. The election of directors:
         01 Lee R. Anderson, Sr.      [_] Vote FOR       [_] Vote WITHHELD
         02 John A. Cleary                all nominees       from all nominees

 (Instruction: To withhold authority      -------------------------------------
 to vote for any indicated nominee,
 write the number(s) of the nominee(s)    -------------------------------------
 in the box provided to the right.

                              -- Please fold here --
-------------------------------------------------------------------------------

 2. Proposal to approve an increase in    [_] For  [_] Against   [_] Abstain
    the number of shares reserved for
    issuance under the Metris Companies
    Inc. Non-Employee Director Stock
    Option Plan

 3. Proposal to approve the Metris        [_] For  [_] Against   [_] Abstain
    Companies Inc. Employee Stock
    Purchase Plan

 4. Proposal to approve the Metris        [_] For  [_] Against   [_] Abstain
    Companies Inc. Management
    Stock Purchase Plan

 5. Proposal to approve the Amended and   [_] For  [_] Against   [_] Abstain
    Restated Annual Incentive Plan for
    Designated Corporate Officers

 6. Proposal to approve the Metris        [_] For  [_] Against   [_] Abstain
    Companies Inc. Amended and Restated
    Long-Term Incentive and Stock
    Option Plan

 IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING AND, IF A NOMINEE IS UNABLE TO SERVE, FOR A SUBSTITUTE.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

 Address Change? Mark Box[_]              Dated:_____________________, 1999
 Indicate changes below:
                                          -------------------------------------

                                          -------------------------------------
                                          Signature(s) in Box

                                          (If there are co-owners, both must
                                          sign.)

                                          Please sign exactly as your name(s)
                                          appear on Proxy. If held in joint
                                          tenancy, all persons must sign.
                                          Trustees, administrators, etc., should
                                          include title and authority.
                                          Corporations should provide full name
                                          of corporation and title of authorized
                                          officer signing the proxy.

     Metris Companies Inc. intends to register the stock subject to the plans described in proposals 2 through 5 as follows: (1) The increase in the number of shares available under the Non-Employee Director Stock Option Plan will be registered within one week after the Annual Meeting and (2) the stock to be issued with respect to the remaining proposals will be registered before any offering is made to any participant, which would be no later than the effective dates of each of the plans.